UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
November 30, 2025

MFS®  Charter Income Trust
MCR-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE
The MFS Charter Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.
With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.
Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Charter Income Trust
New York Stock Exchange Symbol: MCR

Contact information	back cover

NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure at value (v)

140
120
100
80
60
40
20
0
-20
-40
-60
130.8%
0.0%
(30.9)%
0.1%

Fixed Income	130.8%
Equities (o)	0.0%
Cash & Cash Equivalents (Less Liabilities) (b)	(30.9)%
Other (p)	0.1%

Portfolio structure reflecting equivalent exposure of derivative positions (i)

140
120
100
80
60
40
20
0
-20
-40
-60
107.6%
0.0%
(32.6)%
25.0%

Fixed Income	107.6%
Equities (o)	0.0%
Cash & Cash Equivalents (Less Liabilities) (b)	(32.6)%
Other (q)	25.0%

Fixed income sectors (i)
High Yield Corporates	71.5%
Emerging Markets Bonds	20.5%
Investment Grade Corporates	4.4%
U.S. Government Bonds	6.0%
Mortgage-Backed Securities	2.1%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Loan Obligations	0.7%
Asset-Backed Securities	0.4%
Residential Mortgage-Backed Securities	0.4%
Municipal Bonds	0.3%
Non-U.S. Government Bonds	(0.3)%
Portfolio facts
Average Duration (d)	5.4
Average Effective Maturity (m)	6.4 yrs.
Composition including fixed income credit quality (a)(i)
AAA	2.2%
AA	3.6%
A	7.4%
BBB	10.8%
BB	41.7%
B	30.7%
CCC	8.8%
CC	0.2%
C (o)	0.0%
U.S. Government	23.5%
Federal Agencies	2.1%
Not Rated	(23.4)%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents (Less Liabilities) (b)	(32.6)%
Other (q)	25.0%

Portfolio Composition - continued

(a)
 For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs and Options on ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(b)
 Cash & Cash Equivalents (Less Liabilities) includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Liabilities include the value of outstanding borrowings made by the fund for leverage transactions. Cash & Cash Equivalents
(Less Liabilities) is negative due to these borrowings. Please see the Statement of Assets and
Liabilities for additional information related to the fund’s cash position and other assets and liabilities. Please see Note 6 in the Notes to Financial Statements for more information on the fund's outstanding borrowings.
(d)
 Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about
5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)
 For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)
 In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)
 Less than 0.1%.
(p)
 For purposes of the presentation of Portfolio structure at value, Other includes market value from currency derivatives and may be negative.
(q)
 For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)
 For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents (Less Liabilities).
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Portfolio Composition - continued
Percentages are based on net assets as of November 30, 2025.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended November 30, 2025, shares of the MFS Charter Income Trust (fund) provided a total return of 6.91%, at net asset value, and a total return of 9.41%, at market value. This compares with a return of 7.55% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Charter Income Trust Blended Index (Blended Index), generated a return of 6.60%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.
Market Environment
Over the past year, investors embraced a pro-growth US policy mix, easier global monetary policy and generally moderating inflation. At the same time, the buildout of infrastructure related to artificial intelligence has accelerated rapidly, boosting markets in the US and in Asian countries that contribute to the AI supply chain. While uncertainty surrounding US trade policy has added to volatility, progress toward trade deals with many of the US’s largest trading partners has helped soothe investors’ nerves. However, trade tensions with China remained high and are a source of ongoing volatility.
With rare exceptions, such as Japan, which has been slowly normalizing extremely low interest rates, central banks around the world have been lowering interest rates over the past year. The US Federal Reserve lowered interest rates in September and October. The European Central Bank halted its cutting cycle after reaching its 2% inflation target. While rates at the short end of most yield curves have fallen, curves have generally steepened as inflation stays above target in nearly all economies and investors take heed of elevated debt and fiscal deficit levels in the US, parts of Europe and Japan.
The geopolitical backdrop has improved modestly, with European nations and Japan committing larger percentages of their gross domestic product to defense and Israel and Hamas agreeing to a ceasefire, although there has been little progress toward an end to the war in Ukraine. Despite that ongoing conflict, oil markets remained well supplied, and at the end of the period, prices fell to their lowest levels since before the war began.
In fixed income markets, global bond yields peaked in mid-January, then gradually declined, ending the reporting period lower than at the start of the period, while experiencing waves of volatility in between. Credit spreads remained tight and near historical lows, despite a brief widening in April and May due to tariff concerns. US bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) Index, ended near session lows after rising around the time of the US presidential election and the start of the trade war.

Management Review - continued
Contributors to Performance
The fund’s yield curve(y) positioning, particularly along the US, Australian, and Brazilian yield curves, and its overall longer duration(d) stance contributed to performance relative to the Blended Index as interest rates generally declined over the reporting period.
From a sector perspective, security selection within the industrials sector aided relative returns. From a quality perspective, favorable security selection among “BB”, “BBB” and “CCC” rated(r) bonds strengthened the fund’s relative performance. An underweight allocation to “A” rated bonds further helped relative results.
The use of leverage contributed to performance relative to the Blended Index. The fund employs leverage that has been created through the use of a loan agreement with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value may increase or decrease at a greater rate than a comparable unleveraged fund.
Detractors from Performance
During the reporting period, the fund’s underweight exposure to the government-related sovereign sector and overweight exposure to the treasury sector detracted from relative performance. Our foreign currency exposure further detracted from relative results.
The fund has a managed distribution policy, the primary purpose of which is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. This policy had no material impact on the fund's investment strategies during its most recent fiscal year. The level of distributions paid by the fund pursuant to its managed distribution policy may cause the fund's net asset value (NAV) per share to decline more so than if the policy were not in place, including if distributions are in excess of fund returns. However, the adviser believes the policy may benefit the fund’s market price and premium/discount to the fund’s NAV. For the twelve months ended November 30, 2025, the tax character of dividends paid pursuant to the managed distribution policy includes an ordinary income distribution of $13,783,323 and a tax return of capital distribution of $8,678,127. See “Managed Distribution Policy Disclosure” in the inside cover page of this Annual Report for additional details regarding the policy and related implications for the fund and shareholders.
Respectfully,
Portfolio Manager(s)
Robert Spector, Neeraj Arora, Ward Brown, Philipp Burgener, David Cole, Pilar Gomez-Bravo, Andy Li, John Mitchell, Michael Skatrud, and Erik Weisman
(d)
 Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about
5.00% of its value.
(r)
 Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated
“BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the

Management Review - continued
security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)
 A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 11/30/25
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value and market value, including reinvestment of fund distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.
Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns through 11/30/25
	Inception Date	1-yr	5-yr	10-yr
Market Value (r)	7/20/1989	9.41%	2.58%	6.58%
Net Asset Value (r)	7/20/1989	6.91%	2.94%	5.63%
Comparative benchmark(s)

Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	7.55%	4.78%	6.19%
MFS Charter Income Trust Blended Index (f)(w)	6.60%	2.11%	4.07%
Bloomberg U.S. Credit Index (f)	6.00%	0.08%	3.09%
Bloomberg U.S. Government/Mortgage Index (f)	5.56%	(0.51)%	1.46%
FTSE World Government Bond Non-Dollar Hedged Index (f)	1.97%	(0.49)%	1.99%
JPMorgan Emerging Markets Bond Index Global (f)	11.18%	2.00%	4.05%

(f)	Source: FactSet Research Systems Inc.

Performance Summary  - continued
(r)	Includes reinvestment of all distributions. Market value references New York Stock Exchange Price.
(w)	The MFS Charter Income Trust Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:

11/30/25
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	42.0%
Bloomberg U.S. Government/Mortgage Index	20.0%
FTSE World Government Bond Non-Dollar Hedged Index	15.2%
JPMorgan Emerging Markets Bond Index Global	12.8%
Bloomberg U.S. Credit Index	10.0%
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
Bloomberg U.S. Credit Index(a) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
Bloomberg U.S. Government/Mortgage Index(a) – measures the performance of debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
FTSE World Government Bond Non-Dollar Hedged Index(b) – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.
JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.
It is not possible to invest directly in an index.
(a)
 Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of
Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(b)
 ©2018 FTSE Fixed Income LLC. All rights reserved.
Notes to Performance Summary
The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value of the underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

Performance Summary  - continued
The fund's target annual distribution rate is calculated based on an annual rate of 8.00% of the fund's average monthly net asset value, not a fixed share price, and the fund's distribution amount will fluctuate with changes in the fund's average monthly net assets.
Performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Investment Objective, Principal Investment Strategies and
Principal Risks
Investment Objective
The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets primarily in debt instruments.
MFS normally invests the fund’s assets in corporate debt instruments of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed securities and other securitized instruments of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.
MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.
MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
The fund seeks to make a monthly distribution at an annual fixed rate of 8.00% of the fund’s average monthly net asset value.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.
Principal Investment Types
The principal investment types in which the fund may invest are:
Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.
Corporate Debt Instruments: Corporate debt instruments are debt instruments issued by corporations or similar entities.
U.S. Government Securities: U.S. Government securities are debt instruments issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity, including mortgage-backed securities and other types of securitized instruments issued or guaranteed by such entities. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.
Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.
Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of

Investment Objective, Principal Investment Strategies and Principal Risks - continued
the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.
Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.
Principal Risks
The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.
The principal risks of investing in the fund are:
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not work as expected or produce the intended results. In addition, MFS or the fund's other service providers may experience disruptions or operating errors that could negatively impact the fund.
Debt Market Risk: Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including sanctions, the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; rapid technological developments or widespread adoption of new technologies (such as artificial intelligence); natural disasters;

Investment Objective, Principal Investment Strategies and Principal Risks - continued
outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.
Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Inflationary price movements may cause fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for instruments with longer maturities or durations, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Fluctuations in the market price of fixed-rate instruments held by the fund may not affect interest income derived from those instruments, but may nonetheless affect the fund's share price, especially if an instrument has a longer maturity or duration and is therefore more sensitive to changes in interest rates.
Credit Risk: The price of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument's credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. Debt instruments may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could negatively affect the market value and liquidity of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including mortgage-backed securities and other securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.
Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more

Investment Objective, Principal Investment Strategies and Principal Risks - continued
sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.
Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or the threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the fund. In the event of nationalization, expropriation, confiscation or other government action, intervention, or restriction, the fund could lose its entire investment in a particular foreign issuer or country. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.
Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets (emerging markets that are early in their development), can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, less trading volume, less stringent investor protection and disclosure standards, less reliable settlement practices, greater government involvement in the economy, and greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments than developed countries. Financial and other disclosures by emerging market issuers may be considerably less reliable than disclosures made by issuers in developed markets. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may

Investment Objective, Principal Investment Strategies and Principal Risks - continued
not be able to inspect audit work papers in certain emerging market countries. Emerging markets can also be subject to greater political, social, geopolitical, and economic instability and more susceptible to environmental problems. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.
Currency Risk: Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, a decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the United States or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.
Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed. Furthermore, investments in particular industries, sectors, countries, or regions may be more volatile than the broader market as a whole.
Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate debt instruments, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.
Managed Distribution Plan Risk: The fund may not be able to maintain a monthly distribution at an annual fixed rate of up to 8.00% of the fund’s average monthly net asset value due to many factors, including but not limited to, changes in market returns, fluctuations in market interest rates, and other factors. If income from the fund’s investments is less than the amount needed to make a monthly distribution, the fund may distribute a return of capital to pay the distribution. In certain cases, the fund

Investment Objective, Principal Investment Strategies and Principal Risks - continued
may sell portfolio investments at less opportune times in order to pay such distribution. Distributions that are treated as tax return of capital will have the effect of reducing the fund’s assets and could increase the fund’s expense ratio. If a portion of the fund’s distributions represents returns of capital over extended periods, the fund’s assets may be reduced over time to levels where the fund is no longer viable and might be liquidated. Please see “Managed Distribution Policy Disclosure” in this report for additional information regarding the plan.
Market Discount/Premium Risk: The market price of shares of the fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of shares of the fund will depend on the market price of shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.
Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset value is likely to decrease more quickly than if the fund was not leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the Investment Company Act of 1940 (“1940 Act”) to maintain asset coverage of at least 200% on outstanding preferred shares and at least 300% on outstanding indebtedness; however, the fund may be required to abide by asset coverage or other requirements that are more stringent than those imposed by the 1940 Act. The fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act, any applicable loan agreement, any applicable offering documents for preferred shares issued by the fund, and the rating agencies that rate the preferred shares. The fund may be prohibited from declaring and paying common share dividends and distributions if the fund fails to satisfy the 1940 Act’s asset coverage requirements or other agreed upon asset coverage requirements. In these situations, the fund may choose to repurchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.
Under the terms of any loan agreement or of a purchase agreement between the fund and the investor in the preferred shares, as the case may be, the fund may be required to, among other things, limit its ability to pay dividends and distributions on common shares in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets at an inopportune time. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.
Under guidelines generally required by a rating agency providing a rating for any preferred shares, the fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares. Such guidelines or the terms of a purchase agreement between a fund and the investor in the preferred shares could limit the fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency or an investor in the preferred shares could be more or less restrictive than those described.
Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.
Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.
Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including trading halts, sanctions, or wars. Investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or

Investment Objective, Principal Investment Strategies and Principal Risks - continued
type of investment may also adversely affect liquidity. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors' interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.
Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees. These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.
Other Investment Strategies and Risks
Active and Frequent Trading: MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading may increase transaction costs, which can reduce the fund's return. Frequent trading can also increase the possibility of capital gain and ordinary distributions. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.
Operational and Cybersecurity Risk: The fund and its service providers, and your ability to transact in fund shares, may be negatively impacted due to operational matters arising from, among other issues, human errors, systems and technology disruptions or failures, fraudulent activities, or cybersecurity incidents. Operational issues and cybersecurity incidents may cause the fund or its service providers, as well as securities trading venues and other market participants, to suffer data corruption and/or lose operational functionality, and could, among other things, impair the ability to calculate the fund's net asset value per share, impede trading of portfolio securities, and result in the theft, misuse, and/or improper release of confidential information relating to the fund or its shareholders. Such operational issues and cybersecurity incidents may result in losses to the fund and its shareholders. Because technology is frequently changing, new ways to carry out cyberattacks continue to develop. In addition, the rapid development and increasingly widespread use of new technologies, including machine learning technology and generative models could exacerbate these risks. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the fund and its service providers to plan for or respond to a cyberattack. Information relating to the Fund’s investments is delivered electronically, which can give rise to a number of risks, including, but not limited to, the risks that such communications may not be secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or

Investment Objective, Principal Investment Strategies and Principal Risks - continued
interfered with, without the knowledge of the sender or the intended recipient. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.
Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Investment Restrictions
The Fund has adopted the following policies which cannot be changed without the approval of a “majority of its outstanding voting securities” as such term is defined by the 1940 Act. Under the 1940 Act, the vote of a “majority of its outstanding voting securities” means the vote of the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.
The Fund may not:
(1)
 borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(2)
 underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such
Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.
(3)
 issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and
Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.
(4)
 make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(5)
 purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option,
Futures Contracts and Forward Contracts) in the ordinary course of its business.
The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
(6)
 purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.
For purposes of investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.
For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.
For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.
For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the Investment Company Act of 1940 (the “1940 Act”), on fund total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. The table below assumes the fund’s continued use of line of credit borrowings (“leverage”), as applicable, as of November 30, 2025, as a percentage of total assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the fund on such line of credit borrowings (based on market conditions as of November 30, 2025), and the annual return that the fund’s portfolio would need to experience (net of expenses) in order to cover such costs. The information below does not reflect the fund’s possible use of certain other forms of economic leverage through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with line of credit borrowings used by the fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Line of Credit Borrowings as a Percentage of Total Assets (Including Assets Attributable to Leverage)					25.24%
Estimated Annual Effective Rate of Interest Expense on Line of Credit Borrowings					4.92%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense on Line of Credit Borrowings					1.24%
Assumed Return on Portfolio (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-15.04%	-8.35%	-1.66%	5.03%	11.72%
The table reflects hypothetical performance of the fund’s portfolio and not the actual performance of the fund’s shares, the value of which is determined by market forces and other factors.
Should the fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the fund and invested in accordance with the fund’s investment objectives and policies. The fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Portfolio Managers' Profiles
Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Neeraj Arora	Emerging Markets Debt Instruments Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.
Philipp Burgener	Structured Securities Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2003.
David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Co-Chief Investment Officer-Global Fixed Income of MFS; employed in the investment management area of MFS since 2013.
Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2018.
John Mitchell	Investment Grade Debt Instruments Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2003.
Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.
Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

Dividend Reinvestment And Cash Purchase Plan
The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, the fund will issue shares at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. Computershare Trust Company, N.A. (the Transfer Agent for the fund) (the “Plan Agent”) will purchase shares under the Plan on the 15th of January, April, July, and October or shortly thereafter. You may obtain a copy of the Plan by contacting the Plan Agent at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by visiting the Plan Agent's Web site at www.computershare.com/investor.
If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.
If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by contacting the Plan Agent. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.
If you have any questions, contact the Plan Agent by calling 1-800-637-2304, visit the Plan Agent’s Web site at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

Portfolio of Investments
11/30/25
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 130.8%
Aerospace & Defense – 2.3%
Axon Enterprise, Inc., 6.125%, 3/15/2030 (n)		$811,000	$835,955
Axon Enterprise, Inc., 6.25%, 3/15/2033 (n)		229,000	237,755
Boeing Co., 6.388%, 5/01/2031		26,000	28,288
Boeing Co., 5.805%, 5/01/2050		83,000	82,656
Bombardier, Inc., 7.5%, 2/01/2029 (n)		266,000	277,602
Bombardier, Inc., 8.75%, 11/15/2030 (n)		120,000	129,551
Bombardier, Inc., 7.25%, 7/01/2031 (n)		311,000	331,269
Bombardier, Inc., 7%, 6/01/2032 (n)		244,000	257,086
Bombardier, Inc., 6.75%, 6/15/2033 (n)		481,000	507,259
Huntington Ingalls Industries, Inc., 5.749%, 1/15/2035		67,000	71,052
TransDigm, Inc., 4.625%, 1/15/2029		926,000	914,613
TransDigm, Inc., 6.375%, 3/01/2029 (n)		665,000	684,928
TransDigm, Inc., 6.875%, 12/15/2030 (n)		1,124,000	1,171,752
TransDigm, Inc., 6.375%, 5/31/2033 (n)		1,062,000	1,088,546
			$6,618,312
Asset-Backed & Securitized – 3.1%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.106%, 11/15/2054 (i)		$3,696,998	$133,173
AA Bond Co. Ltd., 5.5%, 7/31/2032	GBP	100,000	132,176
ACREC 2021-FL1 Ltd., “C”, FLR, 6.227% ((SOFR - 1mo. + 0.11448%) + 2.15%), 10/16/2036 (n)		$229,500	229,434
Angel Oak Mortgage Trust, 2024-12, “A1”, 5.653%, 10/25/2069 (n)		174,468	175,715
Angel Oak Mortgage Trust, 2024-9, “A1”, 5.138%, 9/25/2069 (n)		190,624	190,556
Angel Oak Mortgage Trust, 2025-1, “A2”, 5.844%, 1/25/2070 (n)		84,118	84,696
Arbor Realty Trust, Inc., CLO, 2022-FL1, “D”, FLR, 7.142% (SOFR - 30 day + 3%), 1/15/2037 (n)		208,000	207,933
AREIT 2022-CRE6 Trust, “C”, FLR, 6.255% (SOFR - 30 day + 2.15%), 1/20/2037 (n)		100,000	98,787
AREIT 2022-CRE6 Trust, “D”, FLR, 6.955% (SOFR - 30 day + 2.85%), 1/20/2037 (n)		100,000	97,809
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)		35,104	35,375
Bayview Financial Revolving Mortgage Loan Trust, FLR, 5.63% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)		52,678	119,594
BBCMS Mortgage Trust, 2020-C7, “XA”, 1.705%, 4/15/2053 (i)		1,901,265	84,268
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.329%, 7/15/2054 (i)		911,976	44,875
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.679%, 2/15/2054 (i)		2,176,957	136,309

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Benchmark 2020-B18 Mortgage Trust, “XA”, 1.853%, 7/15/2053 (i)		$2,740,713	$138,185
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.362%, 2/15/2054 (i)		3,564,473	164,935
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.248%, 3/15/2054 (i)		1,975,511	76,442
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.956%, 6/15/2054 (i)		5,350,571	174,039
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.349%, 7/15/2054 (i)		6,739,832	320,436
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.35%, 8/15/2054 (i)		2,270,013	112,448
Benchmark 2022-B36 Mortgage Trust, “XA”, 0.808%, 7/15/2055 (i)		8,920,756	351,454
BMP Commercial Mortgage Trust, 2024-MF23, “C”, FLR, 5.8% (SOFR - 1mo. + 1.8413%), 6/15/2041 (n)		100,000	100,031
BMP Commercial Mortgage Trust, 2024-MF23, “D”, FLR, 6.349% (SOFR - 1mo. + 2.3905%), 6/15/2041 (n)		100,000	100,062
Business Jet Securities LLC, 2024-1A, “A”, 6.197%, 5/15/2039 (n)		77,212	78,890
Business Jet Securities LLC, 2024-1A, “B”, 6.924%, 5/15/2039 (n)		77,211	79,639
Business Jet Securities LLC, 2024-2A, “A”, 5.364%, 9/15/2039 (n)		164,187	165,775
BX Trust, 2024-PURE, “A”, FLR, 4.172% (CORRA + 1.9%), 11/15/2041 (n)	CAD	147,723	106,011
Cathedral Lake VI Ltd., FLR, 5.708% (SOFR - 3mo. + 1.85%), 4/25/2034 (n)		$126,020	125,811
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)		89,117	76,076
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)		89,945	63,200
Chesapeake Funding II LLC, 2023-1A, “A1”, 5.65%, 5/15/2035 (n)		37,736	37,951
Colt Funding LLC, 2024-1, “A1”, 5.835%, 2/25/2069 (n)		84,759	85,303
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.868%, 4/15/2054 (i)		1,561,370	44,645
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 1.067%, 6/15/2063 (i)		987,078	36,730
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.132%, 6/15/2064 (i)		1,282,981	52,871
Commercial Mortgage Pass-Through Certificates, 2022-BNK41, “AS”, 3.916%, 4/15/2065		257,000	241,884
Crest Ltd., CDO, 7% (0.001% Cash or 7% PIK), 1/28/2040 (a)(d)(p)		4,586,320	46

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
ELM Trust, 2024-ELM, “B10”, 6.195%, 6/10/2039 (n)	$100,000	$100,595
ELM Trust, 2024-ELM, “C10”, 6.189%, 6/10/2039 (n)	100,000	100,519
ELM Trust, 2024-ELM, “D10”, 6.847%, 6/10/2039 (n)	100,000	100,267
Empire District Bondco LLC, 4.943%, 1/01/2033	142,155	144,380
Enterprise Fleet Financing 2024-3 LLC, “A2”, 5.31%, 4/20/2027 (n)	27,646	27,778
Enterprise Fleet Financing 2025-1 LLC, “A2”, 4.65%, 10/20/2027 (n)	47,990	48,152
EQT Trust, 2024-EXTR, “B”, 5.655%, 7/05/2041 (n)	100,000	102,281
EQT Trust, 2024-EXTR, “C”, 6.046%, 7/05/2041 (n)	100,000	102,426
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 6.333% (SOFR - 30 day + 2.25%), 2/23/2039 (n)	77,946	77,864
LoanCore 2021-CRE5 Ltd., “B”, FLR, 6.073% ((SOFR - 1mo. + 0.11448%) + 2.0%), 7/15/2036 (n)	100,000	99,772
M&T Bank Auto Receivables Trust, 2025-1A, “A2A”, 4.63%, 5/15/2028 (n)	135,951	136,268
MF1 2021-FL5 Ltd., “C”, FLR, 5.773% ((SOFR - 1mo. + 0.11448%) + 1.7%), 7/15/2036 (n)	213,000	213,002
MF1 2021-FL5 Ltd., “D”, FLR, 6.573% ((SOFR - 1mo. + 0.11448%) + 2.5%), 7/15/2036 (n)	755,000	755,013
MF1 2022-FL8 Ltd., “C”, FLR, 6.16% (SOFR - 30 day + 2.2%), 2/19/2037 (n)	110,841	110,342
MF1 2024-FL14 LLC, “B”, FLR, 6.648% (SOFR - 1mo. + 2.689%), 3/19/2039 (n)	349,917	350,690
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.385%, 5/15/2054 (i)	1,009,043	44,142
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.255%, 6/15/2054 (i)	2,882,830	109,328
OBX Trust, 2024-NQM1, “A1”, 5.928%, 11/25/2063 (n)	78,445	78,917
OBX Trust, 2024-NQM1, “A2”, 6.253%, 11/25/2063 (n)	62,000	62,370
OBX Trust, 2024-NQM2, “A1”, 5.878%, 12/25/2063 (n)	184,761	185,896
PMT Loan Trust, 2025-INV10, “A36”, FLR, 5.422% (SOFR - 1mo. + 1.35%), 10/01/2056 (n)	101,468	101,466
Shelter Growth CRE Ltd., 2021-FL3, “C”, FLR, 6.223% ((SOFR - 1mo. + 0.11448%) + 2.15%), 9/15/2036 (n)	157,500	157,462
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 5.877% ((SOFR - 1mo. + 0.11448%) + 1.8%), 4/18/2038 (n)	190,000	189,063
Starwood Commercial Mortgage, 2021-FL2, “C”, FLR, 6.177% ((SOFR - 1mo. + 0.11448%) + 2.1%), 4/18/2038 (n)	100,000	99,802
TCW Gem Ltd., 2020-1A, “BR3”, FLR, 5.484% (SOFR - 3mo. + 1.6%), 4/20/2034 (n)	235,000	233,336
TPG Real Estate Finance, 2025-FL7, “AS”, FLR, 5.73% (SOFR - 1mo. + 1.7%), 6/18/2043 (n)	100,000	100,062

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Verus Securitization Trust, 2014-1, “A1”, 5.712%, 1/25/2069 (n)		$92,178	$92,590
Volvo Financial Equipment LLC, 2024-1A, “A2”, 4.56%, 5/17/2027 (n)		44,186	44,253
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.616%, 8/15/2054 (i)		1,917,609	117,123
			$8,588,723
Automotive – 2.6%
Allison Transmission, Inc., 3.75%, 1/30/2031 (n)		$1,183,000	$1,103,250
Allison Transmission, Inc., 5.875%, 12/01/2033 (n)		116,000	117,057
American Axle & Manufacturing, Inc., 6.375%, 10/15/2032 (n)		290,000	291,779
American Axle & Manufacturing, Inc., 7.75%, 10/15/2033 (n)		517,000	522,141
Clarios Global LP/Clarios US Finance Co., 6.75%, 2/15/2030 (n)		381,000	396,042
Clarios Global LP/Clarios US Finance Co., 4.75%, 6/15/2031 (n)	EUR	332,000	392,228
Clarios Global LP/Clarios US Finance Co., 6.75%, 9/15/2032 (n)		$175,000	180,001
Dealer Tire LLC/DT Issuer LLC, 8%, 2/01/2028 (n)		678,000	671,570
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/2029 (n)		778,000	654,975
Ford Motor Co., 6.1%, 8/19/2032		29,000	29,886
Forvia SE, 6.75%, 9/15/2033 (n)		507,000	516,137
Hyundai Capital America, 5.25%, 1/08/2027 (n)		19,000	19,214
Hyundai Capital America, 6.375%, 4/08/2030 (n)		53,000	56,759
Hyundai Capital America, 4.5%, 9/18/2030 (n)		20,000	20,028
J.B. Poindexter & Co., Inc., 8.75%, 12/15/2031 (n)		459,000	478,611
New Flyer Holdings, Inc., 9.25%, 7/01/2030 (n)		528,000	565,497
Nissan Motor Acceptance Co. LLC, 5.625%, 9/29/2028 (n)		291,000	290,261
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		525,000	233,114
Volkswagen Bank GmbH, 3.5%, 6/19/2031	EUR	100,000	116,457
Wabash National Corp., 4.5%, 10/15/2028 (n)		$651,000	595,888
			$7,250,895
Broadcasting – 2.2%
Arqiva Broadcast Finance PLC, 8.625%, 7/01/2030	GBP	100,000	$136,841
Banijay Group S.A.S., 8.125%, 5/01/2029 (n)		$800,000	832,905
Dotdash Meredith, Inc., 7.625%, 6/15/2032 (n)		530,000	480,011
Gray Media, Inc., 9.625%, 7/15/2032 (n)		463,000	479,858
Gray Media, Inc., 7.25%, 8/15/2033 (n)		348,000	348,602
Midas OpCo Holdings LLC, 5.625%, 8/15/2029 (n)		685,000	665,645
Prosus N.V., 3.061%, 7/13/2031 (n)		329,000	299,384
Scripps Escrow II, Inc., 3.875%, 1/15/2029 (n)		260,000	241,960
Sinclair Television Group, Inc., 8.125%, 2/15/2033 (n)		630,000	656,315
Univision Communications, Inc., 8%, 8/15/2028 (n)		347,000	358,098
Univision Communications, Inc., 8.5%, 7/31/2031 (n)		933,000	965,184
Versant Media Group, Inc., 7.25%, 1/30/2031 (n)		233,000	239,382
WarnerMedia Holdings, Inc., 5.05%, 3/15/2042		630,000	503,918

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Broadcasting – continued
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		$85,000	$81,020
			$6,289,123
Brokerage & Asset Managers – 1.4%
Aretec Escrow Issuer 2, Inc., 10%, 8/15/2030 (n)		$418,000	$453,553
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		162,000	162,857
Charles Schwab Corp., 4.914% to 11/14/2035, FLR (SOFR - 1 day + 1.23%) to 11/14/2036		88,000	88,159
Hightower Holding LLC, 6.75%, 4/15/2029 (n)		447,000	447,455
Hightower Holding LLC, 9.125%, 1/31/2030 (n)		271,000	288,040
Jane Street Group/JSG Finance, Inc., 6.125%, 11/01/2032 (n)		1,526,000	1,552,378
LPL Holdings, Inc., 4%, 3/15/2029 (n)		102,000	99,935
LPL Holdings, Inc., 5.75%, 6/15/2035		18,000	18,602
LSEG Netherlands B.V., 3%, 11/06/2031	EUR	100,000	115,214
Osaic Holdings, Inc., 6.75%, 8/01/2032 (n)		$109,000	112,892
Osaic Holdings, Inc., 8%, 8/01/2033 (n)		562,000	578,765
The Carlyle Group, Inc., 5.05%, 9/19/2035		114,000	112,354
			$4,030,204
Building – 2.5%
AmeriTex Holdco Intermediate LLC, 7.625%, 8/15/2033 (n)		$765,000	$803,704
Builders FirstSource, Inc., 6.75%, 5/15/2035 (n)		353,000	372,307
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (n)		519,000	259,662
Cornerstone Building Brands, Inc., 9.5%, 8/15/2029 (n)		275,000	220,814
CRH Finance (U.K.) PLC, 4.125%, 12/02/2029	GBP	100,000	131,026
Ferguson Enterprises, Inc., 5%, 10/03/2034		$85,000	86,237
JH North America Holdings, Inc., 5.875%, 1/31/2031 (n)		27,000	27,364
JH North America Holdings, Inc., 6.125%, 7/31/2032 (n)		27,000	27,677
Knife River Corp., 7.75%, 5/01/2031 (n)		446,000	469,073
LBM Acquisition LLC, 6.25%, 1/15/2029 (n)		422,000	377,487
LBM Acquisition LLC, 9.5%, 6/15/2031 (n)		523,000	539,067
Miter Brands Acquisition Holdco, Inc., 6.75%, 4/01/2032 (n)		194,000	198,181
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)		580,000	547,708
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		229,000	229,230
Patrick Industries, Inc., 6.375%, 11/01/2032 (n)		888,000	909,480
Quikrete Holdings, Inc., 6.375%, 3/01/2032 (n)		1,170,000	1,214,922
Vulcan Materials Co., 3.5%, 6/01/2030		38,000	36,911
Vulcan Materials Co., 5.7%, 12/01/2054		32,000	32,617
White Cap Supply Holding Co., 7.375%, 11/15/2030 (n)		575,000	586,452
			$7,069,919

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Business Services – 2.2%
Accenture Capital, Inc., 4.25%, 10/04/2031		$39,000	$39,094
Accenture Capital, Inc., 4.5%, 10/04/2034		19,000	18,862
ams-OSRAM AG, 10.5%, 3/30/2029	EUR	421,000	515,319
athenahealth, Inc., 6.5%, 2/15/2030 (n)		$656,000	651,505
CACI International, Inc., 6.375%, 6/15/2033 (n)		710,000	740,178
Fiserv, Inc., 4.4%, 7/01/2049		60,000	47,806
ION Platform Finance US, Inc., 7.875%, 9/30/2032 (n)		579,000	551,681
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		672,000	670,816
Iron Mountain, Inc., 5.625%, 7/15/2032 (n)		923,000	917,746
Iron Mountain, Inc., 6.25%, 1/15/2033 (n)		406,000	415,128
Mastercard, Inc., 3.85%, 3/26/2050		22,000	17,646
Paychex, Inc., 5.1%, 4/15/2030		24,000	24,664
Paychex, Inc., 5.35%, 4/15/2032		58,000	60,319
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/2032 (n)		561,000	583,110
Wulf Compute LLC, 7.75%, 10/15/2030 (n)		863,000	892,273
			$6,146,147
Cable TV – 3.2%
Cable One, Inc., 4%, 11/15/2030 (n)		$469,000	$373,065
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		2,033,000	1,936,386
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		1,237,000	1,157,452
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.1%, 6/01/2029		18,000	18,769
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		41,000	42,363
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.484%, 10/23/2045		50,000	47,906
Comcast Corp., 6.05%, 5/15/2055		52,000	52,635
CSC Holdings LLC, 5.375%, 2/01/2028 (n)		800,000	579,857
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		425,000	157,000
CSC Holdings LLC, 4.125%, 12/01/2030 (n)		250,000	142,589
DIRECTV Financing LLC, 8.875%, 2/01/2030 (n)		256,000	254,158
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 10%, 2/15/2031 (n)		176,000	174,826
DISH DBS Corp., 5.125%, 6/01/2029		599,000	506,974
DISH Network Corp., 11.75%, 11/15/2027 (n)		494,000	515,840
EchoStar Corp., 10.75%, 11/30/2029		613,224	676,080
EchoStar Corp., 6.75% (6.75% Cash or 6.75% PIK) to 5/30/2027, 6.75% Cash to 11/30/2030 (p)		526,569	546,863

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
Summer BidCo B.V., 10% (10% Cash or 10.75% PIK), 2/15/2029 (n)(p)	EUR	137,228	$161,655
Videotron Ltd., 3.625%, 6/15/2029 (n)		$71,000	69,204
Virgin Media Finance PLC, 5%, 7/15/2030 (n)		562,000	497,383
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)		1,190,000	1,068,127
			$8,979,132
Chemicals – 2.0%
Cerdia Finanz GmbH, 9.375%, 10/03/2031 (n)		$674,000	$695,723
Chemours Co., 4.625%, 11/15/2029 (n)		862,000	770,020
Consolidated Energy Finance S.A., 6.5%, 5/15/2026 (n)		150,000	142,253
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)		787,000	546,178
Maxam Prill S.à r.l., 6%, 7/15/2030 (n)	EUR	726,000	855,179
Qnity Electronics, Inc., 5.75%, 8/15/2032 (n)		$519,000	532,661
Qnity Electronics, Inc., 6.25%, 8/15/2033 (n)		229,000	237,320
SCIH Salt Holdings, Inc., 6.625%, 5/01/2029 (n)		778,000	781,345
SNF Group SACA, 3.375%, 3/15/2030 (n)		805,000	749,753
Tronox, Inc., 4.625%, 3/15/2029 (n)		172,000	111,104
Tronox, Inc., 9.125%, 9/30/2030 (n)		231,000	217,798
			$5,639,334
Computer Software – 1.6%
Amentum Escrow Corp., 7.25%, 8/01/2032 (n)		$784,000	$822,931
Cloud Software Group, Inc., 9%, 9/30/2029 (n)		175,000	180,518
Cloud Software Group, Inc., 8.25%, 6/30/2032 (n)		768,000	809,010
Cloud Software Group, Inc., 6.625%, 8/15/2033 (n)		465,000	464,177
Fair Isaac Corp., 6%, 5/15/2033 (n)		1,077,000	1,106,994
Microsoft Corp., 2.525%, 6/01/2050		71,000	44,883
Neptune Bidco U.S., Inc., 9.29%, 4/15/2029 (n)		718,000	714,728
Neptune Bidco U.S., Inc., 10.375%, 5/15/2031 (n)		230,000	232,538
Oracle Corp., 4.8%, 9/26/2032		27,000	26,544
Oracle Corp., 4%, 7/15/2046		31,000	22,635
			$4,424,958
Computer Software - Systems – 0.9%
Sabre GLBL, Inc., 10.75%, 11/15/2029 (n)		$226,000	$198,887
Sabre GLBL, Inc., 11.125%, 7/15/2030 (n)		181,000	156,554
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		725,000	724,884
SS&C Technologies Holdings, Inc., 6.5%, 6/01/2032 (n)		212,000	220,626
Virtusa Corp., 7.125%, 12/15/2028 (n)		394,000	378,769
Zebra Technologies Corp., “A”, 6.5%, 6/01/2032 (n)		734,000	761,000
			$2,440,720

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Conglomerates – 1.2%
Amsted Industries, Inc., 6.375%, 3/15/2033 (n)		$460,000	$475,902
Emerald Debt Merger, 6.625%, 12/15/2030 (n)		646,000	669,484
Gates Corp., 6.875%, 7/01/2029 (n)		474,000	493,964
Husky Injection Molding Systems Ltd., 9%, 2/15/2029 (n)		596,000	627,290
nVent Finance S.à r.l., 5.65%, 5/15/2033		23,000	24,102
Regal Rexnord Corp., 6.05%, 4/15/2028		75,000	77,625
Smiths Group PLC, 3.625%, 11/13/2033	EUR	100,000	114,456
SPX Flow, Inc., 8.75%, 4/01/2030 (n)		$712,000	731,789
Westinghouse Air Brake Technologies Corp., 5.611%, 3/11/2034		45,000	47,764
Westinghouse Air Brake Technologies Corp., 5.5%, 5/29/2035		43,000	45,053
			$3,307,429
Construction – 0.9%
Empire Communities Corp., 9.75%, 5/01/2029 (n)		$802,000	$806,010
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		214,000	213,864
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		421,000	408,438
New Home Co., 8.5%, 11/01/2030 (n)		484,000	498,532
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		506,000	497,900
			$2,424,744
Consumer Products – 2.6%
Acushnet Co., 5.625%, 12/01/2033 (n)		$750,000	$755,827
Amer Sports Co., 6.75%, 2/16/2031 (n)		563,000	586,929
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.5%, 10/15/2029 (n)		525,000	355,318
Champ Acquisition Corp., 8.375%, 12/01/2031 (n)		545,000	579,674
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)		473,000	449,991
Energizer Holdings, Inc., 6%, 9/15/2033 (n)		348,000	328,506
L'Oréal S.A., 5%, 5/20/2035 (n)		200,000	206,240
MajorDrive Holdings IV LLC, 6.375%, 6/01/2029 (n)		260,000	176,800
Newell Brands, Inc., 6.375%, 5/15/2030		767,000	737,066
Newell Brands, Inc., 6.625%, 5/15/2032		370,000	348,408
Opal Bidco S.A.S., 5.5%, 3/31/2032 (n)	EUR	382,000	458,075
Opal Bidco S.A.S., 6.5%, 3/31/2032 (n)		$298,000	307,183
Perrigo Finance Unlimited Co., 6.125%, 9/30/2032		808,000	788,844
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)		515,000	514,540
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)		767,000	714,716
Unilever Capital Corp., 2.875%, 10/31/2032	EUR	100,000	114,639
			$7,422,756

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Consumer Services – 2.3%
Allied Universal Holdco LLC, 6.875%, 6/15/2030 (n)		$298,000	$308,011
Allied Universal Holdco LLC, 7.875%, 2/15/2031 (n)		548,000	576,965
Amber Finco PLC, 6.625%, 7/15/2029 (n)	EUR	100,000	121,757
Anywhere Real Estate Group LLC/Realogy Co-Issuer Corp., 9.75%, 4/15/2030 (n)		$233,000	253,121
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)		713,000	697,867
Booking Holdings, Inc., 3%, 11/07/2030	EUR	100,000	115,906
Booking Holdings, Inc., 4.125%, 5/09/2038		100,000	117,846
Garda World Security Corp., 6.5%, 1/15/2031 (n)		$290,000	297,735
Garda World Security Corp., 8.375%, 11/15/2032 (n)		713,000	730,988
Pluxee N.V., 3.75%, 9/04/2032	EUR	100,000	115,531
Raven Acquisition Holdings LLC, 6.875%, 11/15/2031 (n)		$775,000	796,694
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)		497,000	463,211
Service Corp. International, 5.75%, 10/15/2032		1,159,000	1,182,660
TriNet Group, Inc., 3.5%, 3/01/2029 (n)		533,000	502,937
TriNet Group, Inc., 7.125%, 8/15/2031 (n)		226,000	233,883
			$6,515,112
Containers – 0.7%
Ball Corp., 6%, 6/15/2029		$442,000	$454,909
Ball Corp., 2.875%, 8/15/2030		944,000	870,429
Clydesdale Acquisition Holdings, Inc., 8.75%, 4/15/2030 (n)		557,000	557,874
			$1,883,212
Electrical Equipment – 0.0%
Arrow Electronics, Inc., 2.95%, 2/15/2032		$48,000	$43,148
Arrow Electronics, Inc., 5.875%, 4/10/2034		19,000	19,865
			$63,013
Electronics – 0.3%
Broadcom, Inc., 4.55%, 2/15/2032		$77,000	$77,911
Broadcom, Inc., 5.2%, 7/15/2035		40,000	41,653
Diebold Nixdorf, Inc., 7.75%, 3/31/2030 (n)		479,000	508,564
Intel Corp., 5.7%, 2/10/2053		45,000	43,137
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.4%, 5/01/2030		36,000	34,718
NXP B.V./NXP Funding LLC/NXP USA, Inc., 5%, 1/15/2033		17,000	17,298
			$723,281

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – 3.9%
Abu Dhabi Developmental Holding Co. PJSC, 5.5%, 5/08/2034 (n)		$855,000	$906,857
Abu Dhabi Developmental Holding Co. PJSC, 5.25%, 10/02/2054		862,000	850,601
Bank Gospodarstwa Krajowego (Republic of Poland), 5.75%, 7/09/2034 (n)		909,000	965,236
CEZ A.S. (Czech Republic), 4.125%, 4/30/2033	EUR	100,000	117,669
Chile Electricity Lux MPC II S.à r.l., 5.58%, 10/20/2035 (n)		$195,501	201,366
Corporacion Financiera de Desarrollo S.A. (Republic of Peru), 5.5%, 5/06/2030 (n)		400,000	410,020
Development Bank of Kazakhstan JSC, 5.25%, 10/23/2029 (n)		200,000	204,787
Empresa Nacional del Petroleo (Republic of Chile), 5.25%, 11/06/2029		400,000	405,765
Empresa Nacional del Petroleo (Republic of Chile), 5.95%, 7/30/2034 (n)		635,000	662,643
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028		624,000	644,502
Indian Railway Finance Corp., 2.8%, 2/10/2031		800,000	737,050
Navoi Mining & Metallurgical Co. (Republic of Uzbekistan), 6.7%, 10/17/2028		547,000	565,973
OCP S.A. (Kingdom of Morocco), 6.75%, 5/02/2034 (n)		493,000	530,200
OCP S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)		650,000	537,959
Petroleos Mexicanos, 5.95%, 1/28/2031		100,000	96,550
Petroleos Mexicanos, 6.75%, 9/21/2047		866,000	704,702
PETRONAS Capital Ltd. (Federation of Malaysia), 5.34%, 4/03/2035 (n)		669,000	701,177
Saudi Arabian Oil Co., 6.375%, 6/02/2055 (n)		516,000	550,110
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		500,000	538,794
Uzbek Industrial & Construction Bank ATB (Republic of Uzbekistan), 8.95%, 7/24/2029 (n)		597,000	635,713
			$10,967,674
Emerging Market Sovereign – 10.7%
Dominican Republic, 5.5%, 2/22/2029 (n)		$761,000	$769,295
Dominican Republic, 7.05%, 2/03/2031 (n)		150,000	160,193
Eagle Funding LuxCo S.à r.l. (United Mexican States), 5.5%, 8/17/2030 (n)		500,000	507,595
Federal Republic of Nigeria, 7.875%, 2/16/2032		326,000	334,632
Federative Republic of Brazil, 10%, 1/01/2035	BRL	16,024,000	2,507,372
Hellenic Republic (Republic of Greece), 3.625%, 6/15/2035 (n)	EUR	882,000	1,050,372
Hellenic Republic (Republic of Greece), 4.125%, 6/15/2054		252,000	291,326
Kingdom of Thailand, 3.45%, 6/17/2043	THB	5,700,000	206,819

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	15,606,000	$402,155
Oriental Republic of Uruguay, 9.75%, 7/20/2033		7,214,000	201,685
Oriental Republic of Uruguay, 8%, 10/29/2035		8,604,887	219,388
People's Republic of China, 3.13%, 11/21/2029	CNY	2,680,000	403,181
People's Republic of China, 1.43%, 1/25/2030		6,720,000	943,349
People's Republic of China, 2.88%, 2/25/2033		8,250,000	1,258,240
People's Republic of China, 1.83%, 8/25/2035		2,100,000	295,798
People's Republic of China, 1.98%, 4/25/2045		1,000,000	135,739
People's Republic of China, 2.15%, 8/25/2055		800,000	111,518
Republic of Albania, 4.75%, 2/14/2035 (n)	EUR	273,000	323,560
Republic of Angola, 9.375%, 5/08/2048		$870,000	758,467
Republic of Argentina, 4.125%, 7/09/2035		768,494	543,978
Republic of Bulgaria, 5%, 3/05/2037		720,000	722,190
Republic of Costa Rica, 7.3%, 11/13/2054		600,000	664,500
Republic of Cote d'Ivoire, 5.25%, 3/22/2030	EUR	929,000	1,070,733
Republic of Guatemala, 6.05%, 8/06/2031 (n)		$430,000	446,555
Republic of Guatemala, 6.125%, 6/01/2050 (n)		382,000	370,540
Republic of Hungary, 5.5%, 6/16/2034 (n)		650,000	658,819
Republic of Hungary, 6%, 9/26/2035 (n)		537,000	558,991
Republic of Korea, 1.875%, 6/10/2029	KRW	1,057,250,000	689,081
Republic of Korea, 1.375%, 6/10/2030		1,228,670,000	770,431
Republic of Korea, 2.5%, 9/10/2030		1,045,000,000	689,616
Republic of Korea, 1.5%, 12/10/2030		1,674,000,000	1,047,328
Republic of Paraguay, 6%, 2/09/2036 (n)		$200,000	211,477
Republic of Paraguay, 5.4%, 3/30/2050 (n)		1,150,000	1,059,149
Republic of Peru, 5.375%, 2/08/2035		433,000	444,258
Republic of Peru, 6.85%, 8/12/2035	PEN	2,023,000	641,951
Republic of Romania, 6.375%, 1/30/2034		$692,000	716,051
Republic of Romania, 7.5%, 2/10/2037		646,000	709,478
Republic of Serbia, 1.65%, 3/03/2033	EUR	428,000	417,093
Republic of Serbia, 6%, 6/12/2034 (n)		$329,000	342,136
Republic of South Africa, 7.1%, 11/19/2036 (n)		483,000	519,531
Republic of South Africa, 8.75%, 2/28/2048	ZAR	28,400,000	1,554,195
Republic of South Africa, 7.3%, 4/20/2052		$611,000	617,805
Republic of Turkey, 7.625%, 5/15/2034		535,000	576,168
Republic of Turkey, 6.5%, 1/03/2035		314,000	314,005
Sultanate of Oman, 7%, 1/25/2051		800,000	919,003
United Mexican States, 4.75%, 4/27/2032		727,000	710,570
United Mexican States, 7.5%, 5/26/2033	MXN	10,600,000	544,994
United Mexican States, 4.5%, 3/19/2034	EUR	393,000	459,590
United Mexican States, 3.771%, 5/24/2061		$440,000	274,525
			$30,145,425

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Energy - Independent – 3.2%
Baytex Energy Corp., 8.5%, 4/30/2030 (n)		$518,000	$546,351
Chord Energy Corp., 6%, 10/01/2030 (n)		320,000	322,653
Chord Energy Corp., 6.75%, 3/15/2033 (n)		613,000	632,771
Civitas Resources, Inc., 8.375%, 7/01/2028 (n)		128,000	132,012
Civitas Resources, Inc., 8.625%, 11/01/2030 (n)		201,000	210,559
Civitas Resources, Inc., 8.75%, 7/01/2031 (n)		511,000	532,126
CNX Resources Corp., 7.25%, 3/01/2032 (n)		783,000	816,550
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)		1,044,000	1,047,166
Gulfport Energy Corp., 6.75%, 9/01/2029 (n)		735,000	758,736
Kraken Oil & Gas Partners LLC, 7.625%, 8/15/2029 (n)		410,000	405,864
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.875%, 12/01/2032 (n)		771,000	792,390
Matador Resources Co., 6.875%, 4/15/2028 (n)		447,000	457,852
Matador Resources Co., 6.5%, 4/15/2032 (n)		239,000	242,722
Occidental Petroleum Corp., 6.45%, 9/15/2036		27,000	28,830
Permian Resources Operating LLC, 5.875%, 7/01/2029 (n)		473,000	474,526
Permian Resources Operating LLC, 7%, 1/15/2032 (n)		357,000	371,753
Permian Resources Operating LLC, 6.25%, 2/01/2033 (n)		313,000	320,801
Pioneer Natural Resources Co., 2.15%, 1/15/2031		44,000	39,998
Santos Finance Ltd., 5.75%, 11/13/2035 (n)		39,000	39,103
Vital Energy, Inc., 7.875%, 4/15/2032 (n)		452,000	438,039
Wildfire Intermediate Holdings LLC, 7.5%, 10/15/2029 (n)		472,000	476,466
			$9,087,268
Energy - Integrated – 0.2%
Exxon Mobil Corp., 1.408%, 6/26/2039	EUR	100,000	$84,668
Orlen S.A., 6%, 1/30/2035		$549,000	581,925
			$666,593
Entertainment – 2.0%
Kingpin Intermediate Holdings LLC, 7.25%, 10/15/2032 (n)		$581,000	$538,668
Life Time, Inc., 6%, 11/15/2031 (n)		744,000	758,719
Lindblad Expeditions Holdings, Inc., 7%, 9/15/2030 (n)		516,000	529,201
NCL Corp. Ltd., 6.25%, 3/01/2030 (n)		741,000	749,047
NCL Corp. Ltd., 6.75%, 2/01/2032 (n)		289,000	293,306
Pinnacle Bidco PLC, 10%, 10/11/2028	GBP	114,000	158,838
Royal Caribbean Cruises Ltd., 5.625%, 9/30/2031 (n)		$37,000	37,816
Royal Caribbean Cruises Ltd., 6%, 2/01/2033 (n)		38,000	39,125
Royal Caribbean Cruises Ltd., 5.375%, 1/15/2036		23,000	23,251
Six Flags Entertainment Corp., 6.625%, 5/01/2032 (n)		1,133,000	1,130,233
Viking Cruises Ltd. Co., 5.875%, 10/15/2033 (n)		443,000	450,182
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/2029 (n)		930,000	930,259
			$5,638,645

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 5.8%
Avolon Holdings Funding Ltd., 4.95%, 10/15/2032 (n)		$41,000	$40,671
Azorra Finance Ltd., 7.75%, 4/15/2030 (n)		1,053,000	1,111,576
Azorra Finance Ltd., 7.25%, 1/15/2031 (n)		242,000	252,603
Bread Financial Holdings, Inc., 6.75%, 5/15/2031 (n)		572,000	583,946
Credit Acceptance Corp., 9.25%, 12/15/2028 (n)		280,000	293,828
Credit Acceptance Corp., 6.625%, 3/15/2030 (n)		593,000	588,689
CrossCountry Intermediate HoldCo LLC, 6.5%, 10/01/2030 (n)		402,000	407,104
CrossCountry Intermediate HoldCo LLC, 6.75%, 12/01/2032 (n)		231,000	233,576
Freedom Mortgage Holdings LLC, 9.25%, 2/01/2029 (n)		552,000	578,703
Freedom Mortgage Holdings LLC, 9.125%, 5/15/2031 (n)		218,000	233,262
FTAI Aviation Ltd., 5.5%, 5/01/2028 (n)		693,000	695,691
FTAI Aviation Ltd., 7.875%, 12/01/2030 (n)		442,000	470,578
Global Aircraft Leasing Co. Ltd., 8.75%, 9/01/2027 (n)		573,000	592,616
goeasy Ltd., 6.875%, 2/15/2031 (n)		401,000	378,365
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 9.75%, 1/15/2029		571,000	575,260
Icahn Enterprises LP/Ichan Enterprises Finance Corp., 10%, 11/15/2029 (n)		243,000	244,367
Jefferson Capital Holdings LLC, 8.25%, 5/15/2030 (n)		705,000	737,533
LFS TopCo LLC, 8.75%, 7/15/2030 (n)		586,000	572,951
Macquarie AirFinance Holdings Ltd., 5.15%, 3/17/2030 (n)		57,000	57,815
Muthoot Finance Ltd., 7.125%, 2/14/2028 (n)		231,000	235,554
OneMain Finance Corp., 6.625%, 5/15/2029		600,000	620,862
OneMain Finance Corp., 5.375%, 11/15/2029		504,000	502,352
OneMain Finance Corp., 7.5%, 5/15/2031		354,000	371,888
PennyMac Financial Services, Inc., 6.875%, 2/15/2033 (n)		1,528,000	1,590,431
Phoenix Aviation Capital, 9.25%, 7/15/2030 (n)		410,000	436,162
Rocket Cos., Inc., 6.5%, 8/01/2029 (n)		502,000	520,721
Rocket Cos., Inc., 6.125%, 8/01/2030 (n)		400,000	415,225
Rocket Cos., Inc., 6.375%, 8/01/2033 (n)		499,000	522,537
Rocket Cos., Inc., 4%, 10/15/2033 (n)		190,000	176,033
Shriram Finance Ltd., 6.15%, 4/03/2028 (n)		738,000	749,386
Shurgard Luxembourg S.à r.l., 4%, 5/27/2035	EUR	100,000	116,050
SMBC Aviation Capital Finance DAC, 5.25%, 11/26/2035 (n)		$200,000	201,031
TrueNoord Capital DAC, 8.75%, 3/01/2030 (n)		459,000	480,159
Walker & Dunlop, Inc., 6.625%, 4/01/2033 (n)		687,000	706,125
			$16,293,650
Food & Beverages – 2.9%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$40,000	$38,544
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		42,000	42,735
Bacardi-Martini B.V., 5.4%, 6/15/2033 (n)		129,000	130,940
Central American Bottling Corp., 5.25%, 4/27/2029 (n)		755,000	740,613

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
Fiesta Purchaser, Inc., 7.875%, 3/01/2031 (n)		$325,000	$341,871
Fiesta Purchaser, Inc., 9.625%, 9/15/2032 (n)		380,000	406,974
Flowers Foods, Inc., 5.75%, 3/15/2035		57,000	57,581
Flowers Foods, Inc., 6.2%, 3/15/2055		15,000	14,459
Gruma S.A.B. de C.V., 5.39%, 12/09/2034 (n)		400,000	409,200
Heineken N.V., 3.505%, 5/03/2034	EUR	100,000	116,640
JBS USA Holding S.à r.l./JBS USA Food Co./JBS USA Foods Group Holdings, Inc., 5.5%, 1/15/2036 (n)		$48,000	49,133
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.625%, 1/15/2032		581,000	544,405
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.5%, 12/01/2052		26,000	27,168
Kraft Heinz Foods Co., 4.375%, 6/01/2046		58,000	48,717
Magnum ICC Finance B.V., 3.75%, 11/26/2034	EUR	100,000	115,981
Magnum ICC Finance B.V., 4%, 11/26/2037		100,000	115,127
Mars, Inc., 4.8%, 3/01/2030 (n)		$38,000	38,927
Mars, Inc., 5.2%, 3/01/2035 (n)		89,000	92,081
Mars, Inc., 5.7%, 5/01/2055 (n)		61,000	62,180
Nestle Finance International Ltd., 3.5%, 1/14/2045	EUR	40,000	44,093
Performance Food Group Co., 5.5%, 10/15/2027 (n)		$539,000	538,967
Performance Food Group Co., 6.125%, 9/15/2032 (n)		500,000	514,396
Pernod Richard S.A., 3.25%, 2/04/2033	EUR	100,000	114,520
Post Holdings, Inc., 4.625%, 4/15/2030 (n)		$1,048,000	1,020,767
Post Holdings, Inc., 6.25%, 10/15/2034 (n)		471,000	478,367
Primo Water Holdings, Inc./Triton Water Holdings, 4.375%, 4/30/2029 (n)		436,000	422,838
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)		991,000	986,384
U.S. Foods Holding Corp., 5.75%, 4/15/2033 (n)		251,000	255,518
Viking Baked Goods Acquisition Corp., 8.625%, 11/01/2031 (n)		498,000	503,161
			$8,272,287
Forest & Paper Products – 0.3%
Graphic Packaging International LLC, 1.512%, 4/15/2026 (n)		$79,000	$78,076
Smurfit Kappa Treasury Co., 3.489%, 11/24/2031	EUR	100,000	116,623
Veritiv Operating Co., 10.5%, 11/30/2030 (n)		$632,000	679,231
			$873,930
Gaming & Lodging – 2.7%
888 Acquisitions Ltd., 10.75%, 5/15/2030	GBP	100,000	$116,184
CDI Escrow Issuer, Inc., 5.75%, 4/01/2030 (n)		$1,285,000	1,294,951
Flutter Treasury DAC, 5.875%, 6/04/2031 (n)		200,000	202,002
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/2030		1,229,000	1,231,692
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)		644,000	598,458
Hilton Domestic Operating Co., Inc., 5.875%, 3/15/2033 (n)		287,000	295,939

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
Las Vegas Sands Corp., 3.9%, 8/08/2029		$89,000	$86,688
Marriott International, Inc., 2.85%, 4/15/2031		90,000	83,485
Rivers Enterprise Lender LLC, 6.25%, 10/15/2030 (n)		460,000	466,999
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)		814,000	801,106
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)		1,388,000	1,379,595
Wynn Macau Ltd., 6.75%, 2/15/2034 (n)		244,000	243,950
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		611,000	614,066
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.125%, 2/15/2031 (n)		162,000	175,015
			$7,590,130
Industrial – 0.9%
AECOM, 6%, 8/01/2033 (n)		$872,000	$896,364
APi Escrow Corp., 4.75%, 10/15/2029 (n)		1,087,000	1,068,126
Booz Allen Hamilton, Inc., 5.95%, 4/15/2035		61,000	63,404
Brundage-Bone Concrete Pumping Holdings, Inc., 7.5%, 2/01/2032 (n)		472,000	478,208
Pachelbel Bidco Spa, 7.125%, 5/17/2031 (n)	EUR	100,000	123,672
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$35,000	21,049
			$2,650,823
Insurance – 0.2%
Aviva PLC, 4.625%, 8/28/2056	EUR	100,000	$119,677
Corebridge Financial, Inc., 4.35%, 4/05/2042		$68,000	58,561
Corebridge Global Funding, 4.9%, 8/21/2032 (n)		69,000	69,686
Legal and General Group PLC, 4.375%, 9/04/2055	EUR	100,000	116,956
MetLife, Inc., 5.3%, 12/15/2034		$5,000	5,219
Northwestern Mutual Life Insurance Co., 6.17%, 5/29/2055 (n)		104,000	111,950
Sammons Financial Group, Inc., 6.875%, 4/15/2034 (n)		62,000	68,675
			$550,724
Insurance - Health – 0.4%
Bupa Finance PLC, 6.625%, 11/18/2045	GBP	100,000	$131,669
Elevance Health, Inc., 5.375%, 6/15/2034		$39,000	40,458
Humana, Inc., 5.375%, 4/15/2031		31,000	32,073
Humana, Inc., 5.55%, 5/01/2035		64,000	65,684
Molina Healthcare, Inc., 6.5%, 2/15/2031 (n)		745,000	761,028
UnitedHealth Group, Inc., 5.15%, 7/15/2034		77,000	79,630
			$1,110,542

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – 2.7%
Acrisure LLC/Acrisure Finance, Inc., 7.5%, 11/06/2030 (n)		$175,000	$181,718
Acrisure LLC/Acrisure Finance, Inc., 6.75%, 7/01/2032 (n)		795,000	814,302
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.875%, 11/01/2029 (n)		317,000	313,257
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7%, 1/15/2031 (n)		496,000	515,339
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.5%, 10/01/2031 (n)		465,000	478,352
American International Group, Inc., 5.125%, 3/27/2033		55,000	56,842
AmWINS Group Benefits, Inc., 6.375%, 2/15/2029 (n)		304,000	312,400
AmWINS Group Benefits, Inc., 4.875%, 6/30/2029 (n)		231,000	225,299
Amynta Agency Borrower, Inc., 7.5%, 7/15/2033 (n)		574,000	587,232
Arthur J. Gallagher & Co., 5%, 2/15/2032		12,000	12,281
Arthur J. Gallagher & Co., 6.5%, 2/15/2034		26,000	28,805
Arthur J. Gallagher & Co., 5.75%, 3/02/2053		45,000	44,863
Baldwin Insurance Group Holdings LLC, 7.125%, 5/15/2031 (n)		939,000	974,775
Fairfax Financial Holdings Ltd., 4.25%, 12/06/2027	CAD	106,000	77,386
Fairfax Financial Holdings Ltd., 5.75%, 5/20/2035		$69,000	72,084
Fairfax Financial Holdings Ltd., 6.35%, 3/22/2054		55,000	57,506
Hub International Ltd., 5.625%, 12/01/2029 (n)		201,000	200,998
Hub International Ltd., 7.25%, 6/15/2030 (n)		837,000	876,996
Hub International Ltd., 7.375%, 1/31/2032 (n)		348,000	362,095
Liberty Mutual Group, Inc., 3.875%, 9/26/2035	EUR	100,000	114,934
Marsh & McLennan Cos., Inc., 4.85%, 11/15/2031		$46,000	47,216
Marsh & McLennan Cos., Inc., 5.4%, 3/15/2055		65,000	63,668
Panther Escrow Issuer, 7.125%, 6/01/2031 (n)		1,138,000	1,176,711
			$7,595,059
Interactive Media Services – 0.3%
Snap, Inc., 6.875%, 3/01/2033 (n)		$743,000	$765,390
Snap, Inc., 6.875%, 3/15/2034 (n)		175,000	178,886
			$944,276
International Market Quasi-Sovereign – 0.4%
EnBW International Finance B.V. (Federal Republic of Germany), 3.75%, 11/20/2035	EUR	40,000	$46,768
Landsbankinn hf. (Republic of Iceland), 3.75%, 10/08/2029		100,000	118,095
Landsbankinn hf. (Republic of Iceland), 3.625%, 11/03/2032		100,000	114,818
Logicor Financing S.à r.l. (Grand Duchy of Luxembourg), 3.75%, 7/14/2032		100,000	115,234
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)		$200,000	209,137
NBN Co. Ltd. (Commonwealth of Australia), 3.375%, 11/29/2032	EUR	100,000	117,422

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Quasi-Sovereign – continued
P3 Group S.à r.l. (Grand Duchy of Luxembourg), 4%, 4/19/2032	EUR	100,000	$117,598
P3 Group S.à r.l. (Grand Duchy of Luxembourg), 3.75%, 4/02/2033		100,000	114,687
RTE Reseau de Transport d'Electricite (Republic of France), 3.5%, 10/02/2036		100,000	113,184
Swisscom Finance B.V., 3.625%, 11/17/2037		100,000	115,185
			$1,182,128
International Market Sovereign – 6.0%
Commonwealth of Australia, 2.75%, 5/21/2041	AUD	2,119,000	$1,076,795
Federal Republic of Germany, 2.5%, 8/15/2054	EUR	85,000	83,811
Government of Bermuda, 5%, 7/15/2032 (n)		$560,000	570,534
Government of Canada, 2.75%, 12/01/2055	CAD	242,000	146,639
Government of Japan, 1.3%, 9/20/2030	JPY	252,000,000	1,612,758
Government of Japan, 0.3%, 12/20/2039		105,350,000	513,863
Government of Japan, 0.4%, 3/20/2050		125,550,000	434,480
Government of Japan, 0.7%, 12/20/2051		65,000,000	230,256
Government of Japan, 2.4%, 3/20/2055		63,700,000	338,229
Government of New Zealand, 2%, 5/15/2032	NZD	210,000	107,247
Government of New Zealand, 1.75%, 5/15/2041		274,000	105,117
Kingdom of Spain, 3.15%, 4/30/2035 (n)	EUR	343,000	398,990
Kingdom of Spain, 3.9%, 7/30/2039 (n)		783,000	946,771
Republic of Finland, 3%, 9/15/2035 (n)		142,000	164,193
Republic of France, 2.7%, 2/25/2031 (n)		620,000	717,905
Republic of France, 3.5%, 11/25/2035 (n)		495,000	578,559
Republic of France, 3.25%, 5/25/2055 (n)		686,000	657,042
Republic of Iceland, 5%, 11/15/2028	ISK	32,400,000	242,459
Republic of Iceland, 6.5%, 1/24/2031		28,900,000	227,043
Republic of Italy, 1.45%, 3/01/2036	EUR	475,000	458,526
Republic of Italy, 4.15%, 10/01/2039 (n)		402,000	487,258
Republic of Italy, 4.3%, 10/01/2054 (n)		1,916,000	2,234,340
United Kingdom Treasury, 4%, 10/22/2031	GBP	1,034,850	1,367,160
United Kingdom Treasury, 1.25%, 10/22/2041		2,643,000	2,097,591
United Kingdom Treasury, 1.5%, 7/22/2047		500,000	349,381
United Kingdom Treasury, 3.75%, 7/22/2052		574,000	604,483
			$16,751,430
Internet – 0.0%
Alphabet, Inc., 3.125%, 11/06/2034	EUR	100,000	$114,849
Local Authorities – 0.1%
Alliander N.V., 3.5%, 5/06/2037	EUR	100,000	$114,304
Province of British Columbia, 2.95%, 6/18/2050	CAD	115,000	64,514
			$178,818

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.7%
CNH Industrial N.V., 3.875%, 9/03/2035	EUR	100,000	$114,480
Manitowoc Co., Inc., 9.25%, 10/01/2031 (n)		$481,000	511,068
Ritchie Bros Holdings, Inc., 7.75%, 3/15/2031 (n)		1,343,000	1,407,589
			$2,033,137
Major Banks – 0.8%
Bank of America Corp., 5.202% to 4/25/2028, FLR (SOFR - 1 day + 1.63%) to 4/25/2029		$18,000	$18,460
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032		69,000	63,526
Bank of America Corp., 5.464% to 5/09/2035, FLR (SOFR - 1 day + 1.64%) to 5/09/2036		100,000	105,437
Bankinter S.A., 3.25% to 11/03/2032, FLR (EUR ICE Swap Rate - 1yr. + 0.8%) to 11/03/2033	EUR	100,000	115,410
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		$221,000	201,364
Deutsche Bank AG, 5.373% to 1/10/2028, FLR (SOFR - 1 day + 1.21%) to 1/10/2029		150,000	153,180
Goldman Sachs Group, Inc., 4.692% to 10/23/2029, FLR (SOFR - 1 day + 1.135%) to 10/23/2030		96,000	97,574
Goldman Sachs Group, Inc., 5.016% to 10/23/2034, FLR (SOFR - 1 day + 1.42%) to 10/23/2035		98,000	99,524
JPMorgan Chase & Co., 5.581% to 4/22/2029, FLR (SOFR - 1 day + 1.16%) to 4/22/2030		46,000	48,141
JPMorgan Chase & Co., 1.953% to 2/04/2031, FLR (SOFR - 1 day + 1.065%) to 2/04/2032		108,000	96,260
JPMorgan Chase & Co., 5.502% to 1/24/2035, FLR (SOFR - 1 day + 1.315%) to 1/24/2036		54,000	57,046
JPMorgan Chase & Co., 3.328% to 4/22/2051, FLR (SOFR - 1 day + 1.58%) to 4/22/2052		28,000	20,290
mBank S.A., 3.771%, 3/03/2032 (w)	EUR	100,000	116,580
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031		$154,000	150,157
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034		134,000	140,465
NatWest Group PLC, 3.632%, 9/03/2034	EUR	110,000	127,979
PNC Financial Services Group, Inc., 5.676% to 1/22/2034, FLR (SOFR - 1 day + 1.902%) to 1/22/2035		$75,000	79,429
PNC Financial Services Group, Inc., 5.575% to 1/29/2035, FLR (SOFR - 1 day + 1.394%) to 1/29/2036		27,000	28,394
UBS Group AG, 2.746% to 2/11/2032, FLR (CMT - 1yr. + 1.1%) to 2/11/2033 (n)		200,000	179,819
Unicaja Banco S.A., 3.5% to 6/30/2030, FLR (EUR ICE Swap Rate - 1yr. + 1.35%) to 6/30/2031	EUR	100,000	116,961

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
UniCredit S.p.A., 3.725%, 6/10/2035	EUR	100,000	$117,121
Wells Fargo & Co., 3.526% to 3/24/2027, FLR (SOFR - 1 day + 1.51%) to 3/24/2028		$38,000	37,724
Wells Fargo & Co., 5.244% to 1/24/2030, FLR (SOFR - 1 day + 1.11%) to 1/24/2031		28,000	29,095
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033		63,000	59,194
			$2,259,130
Medical & Health Technology & Services – 3.0%
Acadia Healthcare Co., Inc., 7.375%, 3/15/2033 (n)		$721,000	$734,748
Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028 (n)		519,000	541,057
Baxter International, Inc., 4.9%, 12/15/2030 (w)		17,000	17,099
Baxter International, Inc., 5.65%, 12/15/2035 (w)		22,000	22,420
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)		344,000	285,836
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)		1,506,000	1,422,711
Concentra, Inc., 6.875%, 7/15/2032 (n)		718,000	751,729
Encompass Health Corp., 4.75%, 2/01/2030		859,000	855,842
Encompass Health Corp., 4.625%, 4/01/2031		246,000	242,584
Fortrea Holdings, Inc., 7.5%, 7/01/2030 (n)		145,000	145,552
HCA, Inc., 5.125%, 6/15/2039		29,000	28,395
HCA, Inc., 5.7%, 11/15/2055		35,000	34,153
IQVIA, Inc., 5%, 5/15/2027 (n)		427,000	426,516
IQVIA, Inc., 6.5%, 5/15/2030 (n)		600,000	624,220
IQVIA, Inc., 6.25%, 6/01/2032 (n)		537,000	561,683
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		77,000	47,962
Prime Healthcare Services, Inc., 9.375%, 9/01/2029 (n)		459,000	486,632
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		47,000	46,814
Surgery Center Holdings, Inc., 7.25%, 4/15/2032 (n)		514,000	527,476
Thermo Fisher Scientific Finance I B.V., 3.628%, 12/01/2035 (w)	EUR	100,000	116,673
Thermo Fisher Scientific, Inc., 4.473%, 10/07/2032		$70,000	70,531
U.S. Acute Care Solutions LLC, 9.75%, 5/15/2029 (n)		438,000	444,955
			$8,435,588
Medical Equipment – 0.9%
Insulet Corp., 6.5%, 4/01/2033 (n)		$708,000	$739,473
Medline Borrower LP, 3.875%, 4/01/2029 (n)		290,000	281,521
Medline Borrower LP, 5.25%, 10/01/2029 (n)		833,000	834,946
Medline Borrower LP/Medline Co-Issuer, Inc., 6.25%, 4/01/2029 (n)		614,000	635,072
			$2,491,012

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Metals & Mining – 2.0%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$730,000	$639,898
BHP Billiton Finance Ltd., 3.643%, 9/04/2035	EUR	100,000	114,867
FMG Resources Ltd., 5.875%, 4/15/2030 (n)		$90,000	92,964
FMG Resources Ltd., 4.375%, 4/01/2031 (n)		1,073,000	1,035,006
Mineral Resources Ltd., 9.25%, 10/01/2028 (n)		822,000	863,096
Mineral Resources Ltd., 7%, 4/01/2031 (n)		175,000	181,891
Novelis, Inc., 4.75%, 1/30/2030 (n)		761,000	732,160
Novelis, Inc., 6.875%, 1/30/2030 (n)		429,000	444,538
Petra Diamonds US$ Treasury PLC, 9.75%, 3/08/2030 (z)		305,656	178,660
Rio Tinto Finance (USA) PLC, 5%, 3/14/2032		55,000	56,862
Samarco Mineracao S.A., 9.5% PIK to 12/30/2025, (4% Cash + 5% PIK) to 12/30/2026, (5.5% Cash + 3.5% PIK) to 12/30/2027, 9.25% Cash to 12/30/2029, 9.5% Cash to 6/30/2031 (p)		577,360	579,360
Taseko Mines Ltd., 8.25%, 5/01/2030 (n)		587,000	622,488
			$5,541,790
Midstream – 5.0%
Buckeye Partners LP, 6.75%, 2/01/2030 (n)		$475,000	$497,496
Buckeye Partners LP, 5.85%, 11/15/2043		202,000	191,150
Cheniere Energy Partners LP, 5.55%, 10/30/2035 (n)		55,000	56,584
Columbia Pipelines Operating Co. LLC, 6.036%, 11/15/2033 (n)		18,000	19,329
Columbia Pipelines Operating Co. LLC, 6.544%, 11/15/2053 (n)		59,000	63,659
Delek Logistics Partners LP/Delek Logistics Corp., 8.625%, 3/15/2029 (n)		748,000	784,021
Delek Logistics Partners LP/Delek Logistics Corp., 7.375%, 6/30/2033 (n)		320,000	327,830
Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054		78,000	76,878
Energy Transfer LP, 5.95%, 5/15/2054		60,000	57,863
Genesis Energy LP/Genesis Energy Finance Corp., 8.25%, 1/15/2029		897,000	936,887
NuStar Logistics LP, 6.375%, 10/01/2030		692,000	724,926
Pembina Pipeline Corp., 5.22%, 6/28/2033	CAD	54,000	41,377
Pembina Pipeline Corp., 4.81%, 3/25/2044		97,000	67,356
Peru LNG, 5.375%, 3/22/2030		$388,552	374,444
Plains All American Pipeline LP, 5.7%, 9/15/2034		70,000	72,584
Plains All American Pipeline LP, 5.6%, 1/15/2036		42,000	42,674
Prairie Acquiror LP, 9%, 8/01/2029 (n)		542,000	560,243
Rockies Express Pipeline LLC, 6.75%, 3/15/2033 (n)		313,000	328,395
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (n)		608,000	632,075
Sunoco LP, 4.625%, 5/01/2030 (n)		712,000	694,085
Sunoco LP, 7.25%, 5/01/2032 (n)		998,000	1,053,244
Sunoco LP, 6.625%, 8/15/2032 (n)		288,000	296,908

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	$990,000	$989,437
Tallgrass Energy Partners LP, 7.375%, 2/15/2029 (n)	391,000	405,708
Tallgrass Energy Partners LP, 6.75%, 3/15/2034 (n)	215,000	215,254
Targa Resources Corp., 4.95%, 4/15/2052	53,000	45,451
TransMontaigne Partners LLC, 8.5%, 6/15/2030 (n)	412,000	421,255
Venture Global LNG, Inc., 8.125%, 6/01/2028 (n)	606,000	620,710
Venture Global LNG, Inc., 9.5%, 2/01/2029 (n)	656,000	691,861
Venture Global LNG, Inc., 8.375%, 6/01/2031 (n)	800,000	801,976
Venture Global LNG, Inc., 9% to 9/30/2029, FLR (CMT - 5yr. + 5.44%) to 3/30/2173 (n)	739,000	629,099
Venture Global Plaquemines LNG LLC, 7.5%, 5/01/2033 (n)	209,000	227,742
Venture Global Plaquemines LNG LLC, 6.5%, 1/15/2034 (n)	552,000	570,935
Venture Global Plaquemines LNG LLC, 6.75%, 1/15/2036 (n)	552,000	578,575
		$14,098,011
Mortgage-Backed – 2.1%
Fannie Mae, 6.5%, 4/01/2032 - 1/01/2033	$8,589	$8,932
Fannie Mae, 5.5%, 7/01/2033 - 7/01/2035	31,367	32,166
Fannie Mae, 6%, 8/01/2034 - 8/01/2054	62,845	64,888
Fannie Mae, 3.5%, 12/01/2047	30,696	29,119
Fannie Mae, 4%, 9/25/2050 (i)	104,889	20,339
Fannie Mae, 4.772%, 9/25/2052	367,053	360,302
Fannie Mae, 4.872%, 10/25/2052	176,697	174,046
Fannie Mae, 5.522%, 1/25/2055	146,233	147,203
Fannie Mae, UMBS, 6.5%, 2/01/2043	21,763	22,579
Fannie Mae, UMBS, 3.5%, 5/01/2049 - 7/01/2050	102,308	96,165
Fannie Mae, UMBS, 2.5%, 1/01/2050 - 2/01/2052	477,644	407,293
Fannie Mae, UMBS, 2%, 8/01/2050 - 11/01/2051	43,621	35,731
Fannie Mae, UMBS, 3%, 5/01/2051 - 12/01/2051	346,499	309,524
Fannie Mae, UMBS, 5%, 8/01/2052	140,286	140,686
Fannie Mae, UMBS, 4%, 10/01/2052	428,040	409,554
Fannie Mae, UMBS, 5.5%, 11/01/2052	92,200	93,805
Freddie Mac, 1.487%, 3/25/2027 (i)	448,000	7,034
Freddie Mac, 0.26%, 2/25/2028 (i)	36,576,000	113,974
Freddie Mac, 0.43%, 2/25/2028 (i)	15,572,000	102,328
Freddie Mac, 0.251%, 4/25/2028 (i)	15,983,000	53,409
Freddie Mac, 1.212%, 7/25/2029 (i)	1,827,262	61,015
Freddie Mac, 0.734%, 1/25/2030 (i)	354,955	7,771
Freddie Mac, 1.913%, 4/25/2030 (i)	845,640	58,646
Freddie Mac, 1.954%, 4/25/2030 (i)	731,897	52,719
Freddie Mac, 1.769%, 5/25/2030 (i)	896,340	59,959
Freddie Mac, 1.907%, 5/25/2030 (i)	2,034,877	147,605
Freddie Mac, 1.435%, 6/25/2030 (i)	821,458	44,821

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 1.701%, 8/25/2030 (i)	$719,995	$47,922
Freddie Mac, 1.262%, 9/25/2030 (i)	455,646	22,866
Freddie Mac, 1.171%, 11/25/2030 (i)	901,677	43,301
Freddie Mac, 0.412%, 1/25/2031 (i)	3,158,016	40,333
Freddie Mac, 0.605%, 3/25/2031 (i)	3,708,288	81,858
Freddie Mac, 1.039%, 7/25/2031 (i)	670,491	32,019
Freddie Mac, 0.632%, 9/25/2031 (i)	2,699,427	74,771
Freddie Mac, 0.664%, 12/25/2031 (i)	659,754	18,971
Freddie Mac, 6%, 8/01/2034	11,952	12,252
Freddie Mac, 7.622%, 8/25/2055	32,867	32,997
Freddie Mac, 8.022%, 9/25/2055	97,379	102,112
Freddie Mac, UMBS, 4.5%, 7/01/2038 - 11/01/2053	177,277	175,164
Freddie Mac, UMBS, 2%, 8/01/2051 - 9/01/2051	61,180	50,085
Freddie Mac, UMBS, 3%, 4/01/2052 - 5/01/2052	602,226	537,072
Freddie Mac, UMBS, 5%, 11/01/2052	186,547	187,250
Freddie Mac, UMBS, 6%, 8/01/2053	35,065	36,155
Freddie Mac, UMBS, 6.5%, 11/01/2054	62,828	65,543
Ginnie Mae, 4.374%, 10/20/2045	66,822	65,582
Ginnie Mae, 2.5%, 8/20/2051 - 10/20/2052	359,876	312,700
Ginnie Mae, 3%, 4/20/2052 - 11/20/2052	100,815	91,058
Ginnie Mae, 4%, 7/20/2052 - 11/20/2052	88,129	84,270
Ginnie Mae, 5.5%, 2/20/2053 - 10/20/2053	91,670	93,176
Ginnie Mae, 5%, 3/20/2053 - 4/20/2053	157,462	158,053
Ginnie Mae, 5.149%, 10/20/2054	72,752	72,791
Ginnie Mae, 3.5%, 5/20/2055 - 10/20/2055	74,835	68,640
Ginnie Mae, 5.427%, 6/20/2055	113,567	115,856
Ginnie Mae, 5.502%, 6/20/2055	98,627	98,582
UMBS, TBA, 2.5%, 12/25/2055	50,000	42,533
		$5,825,525
Municipals – 0.2%
Iowa Student Loan Liquidity Corp. Rev., Taxable, “A”, 5.08%, 12/01/2039	$55,000	$53,228
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.641%, 7/01/2037	65,000	56,553
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 4.949%, 7/01/2038	145,000	140,517
Massachusetts Housing Finance Agency, Single Family Housing Rev., Taxable, “226”, 5.562%, 12/01/2052	135,000	138,951
Michigan Finance Authority, Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040	70,000	59,682

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Municipals – continued
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028		$246,000	$244,471
			$693,402
Natural Gas - Distribution – 0.2%
Boston Gas Co., 5.843%, 1/10/2035 (n)		$89,000	$94,736
Engie S.A., 3.25%, 1/11/2032	EUR	100,000	115,955
Sempra, 6.875% to 10/01/2029, FLR (CMT - 5yr. + 2.789%) to 10/01/2054		$33,000	33,828
Sempra, 6.375% to 4/01/2031, FLR (CMT - 5yr. + 2.632%) to 4/01/2056		22,000	22,411
Vier Gas Transport GmbH, 3.375%, 11/11/2031	EUR	100,000	116,207
Vier Gas Transport GmbH, 3.625%, 9/08/2033		100,000	115,747
			$498,884
Network & Telecom – 1.0%
Altice Financing S.A., 5.75%, 8/15/2029 (n)		$275,000	$183,563
Frontier Communications Holdings LLC, 6.75%, 5/01/2029 (n)		593,000	598,562
Iliad Holding S.A.S., 7%, 10/15/2028 (n)		981,000	994,969
Iliad Holding S.A.S., 5.375%, 4/15/2030 (n)	EUR	100,000	119,569
Iliad Holding S.A.S., 6.875%, 4/15/2031 (n)		366,000	453,310
Orange S.A., 3.125%, 11/13/2031		100,000	116,107
Windstream Services LLC/Windstream Escrow, 8.25%, 10/01/2031 (n)		$234,000	242,948
			$2,709,028
Oil Services – 0.8%
Nabors Industries, Inc., 8.875%, 8/15/2031 (n)		$703,000	$686,480
U.S.A. Compression Partners LP/Finance Co., 7.125%, 3/15/2029 (n)		880,000	914,728
Valaris Ltd., 8.375%, 4/30/2030 (n)		550,000	573,795
			$2,175,003
Oils – 0.0%
Marathon Petroleum Corp., 5.7%, 3/01/2035		$48,000	$49,851
Other Banks & Diversified Financials – 0.2%
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)		$200,000	$212,759
CaixaBank S.A., 3.375%, 6/26/2035	EUR	100,000	114,821
Commerzbank AG, 3.75% to 6/06/2033, FLR (EURIBOR - 3mo. + 1.43%) to 6/06/2034		100,000	117,224
M&T Bank Corp., 4.553% to 8/16/2027, FLR (SOFR - 1 day + 1.78%) to 8/16/2028		$41,000	41,197

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
M&T Bank Corp., 6.082% to 3/13/2031, FLR (SOFR - 1 day + 2.26%) to 3/13/2032		$73,000	$77,674
			$563,675
Pharmaceuticals – 1.1%
1261229 B.C. Ltd., 10%, 4/15/2032 (n)		$851,000	$879,776
AbbVie, Inc., 5.35%, 3/15/2044		41,000	41,228
AbbVie, Inc., 5.4%, 3/15/2054		51,000	50,837
Bausch Health Co., Inc., 4.875%, 6/01/2028 (n)		454,000	410,868
Bausch Health Co., Inc., 5.25%, 1/30/2030 (n)		244,000	179,340
BMS Ireland Capital Funding DAC, 3.363%, 11/10/2033	EUR	100,000	116,069
Eli Lilly & Co., 5.5%, 2/12/2055		$37,000	38,002
Genmab A.S., 6.25%, 12/15/2032 (n)		576,000	592,261
Grifols S.A., 7.125%, 5/01/2030	EUR	380,000	462,884
Rossini S.à r.l., 6.75%, 12/31/2029		114,000	139,131
Sandoz Finance B.V., 4%, 3/26/2035		100,000	117,940
			$3,028,336
Pollution Control – 0.7%
Clean Harbors, Inc., 5.75%, 10/15/2033 (n)		$689,000	$704,204
GFL Environmental, Inc., 4%, 8/01/2028 (n)		651,000	638,255
GFL Environmental, Inc., 6.75%, 1/15/2031 (n)		288,000	302,349
Wrangler Holdco Corp., 6.625%, 4/01/2032 (n)		259,000	271,831
			$1,916,639
Precious Metals & Minerals – 0.7%
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)		$797,000	$800,985
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		475,000	476,082
New Gold, Inc., 6.875%, 4/01/2032 (n)		479,000	509,430
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)		53,000	56,643
			$1,843,140
Printing & Publishing – 0.2%
Graham Holdings Co., 5.625%, 12/01/2033 (n)		$581,000	$581,682
Informa PLC, 3.375%, 6/09/2031	EUR	100,000	116,207
			$697,889
Railroad & Shipping – 0.1%
Burlington Northern Sante Fe LLC, 5.5%, 3/15/2055		$83,000	$83,356
Union Pacific Corp., 3.25%, 2/05/2050		101,000	71,344
			$154,700

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Healthcare – 0.2%
MPT Operating Partnership LP/MPT Finance Corp., REIT, 8.5%, 2/15/2032 (n)		$430,000	$454,417
MPT Operating Partnership LP/MPT Financial Corp., REIT, 4.625%, 8/01/2029		257,000	216,435
			$670,852
Real Estate - Office – 0.1%
Boston Properties LP, REIT, 3.65%, 2/01/2026		$71,000	$70,902
Boston Properties LP, REIT, 2.75%, 10/01/2026		23,000	22,720
COPT Defense Properties, 4.5%, 10/15/2030		29,000	28,882
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		49,000	48,689
Corporate Office Property LP, REIT, 2%, 1/15/2029		21,000	19,573
Cousins Properties, Inc., REIT, 5.875%, 10/01/2034		36,000	37,606
Highwoods Realty LP, 5.35%, 1/15/2033		57,000	57,235
			$285,607
Real Estate - Other – 1.3%
Lexington Realty Trust Co., 2.7%, 9/15/2030		$47,000	$43,186
Park Intermediate Holdings LLC, 4.875%, 5/15/2029 (n)		611,000	593,087
RHP Hotel Properties LP/RHP Finance Corp., 7.25%, 7/15/2028 (n)		1,134,000	1,169,891
RHP Hotel Properties LP/RHP Finance Corp., 6.5%, 4/01/2032 (n)		114,000	118,150
Starwood Property Trust, Inc., 5.75%, 1/15/2031 (n)		920,000	935,040
XHR LP, REIT, 4.875%, 6/01/2029 (n)		732,000	719,042
			$3,578,396
Real Estate - Retail – 0.2%
Hammerson PLC, 3.5%, 4/15/2032	EUR	100,000	$114,973
Hammerson PLC, 5.875%, 10/08/2036	GBP	100,000	132,454
Klepierre S.A., 3.75%, 9/30/2037	EUR	100,000	115,889
STORE Capital Corp., REIT, 2.75%, 11/18/2030		$113,000	103,131
STORE Capital Corp., REIT, 2.7%, 12/01/2031		6,000	5,303
WEA Finance LLC, REIT, 2.875%, 1/15/2027 (n)		79,000	77,532
			$549,282
Restaurants – 0.9%
1011778 B.C. ULC/New Red Finance, Inc., 6.125%, 6/15/2029 (n)		$763,000	$786,663
1011778 B.C. ULC/New Red Finance, Inc., 5.625%, 9/15/2029 (n)		416,000	423,911
1011778 B.C. ULC/New Red Finance, Inc., 4%, 10/15/2030 (n)		554,000	527,899
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)		796,000	742,386
			$2,480,859

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Retailers – 1.1%
Beach Acquisition Bidco LLC, 10% (10% Cash or 10.75% PIK), 7/15/2033 (n)(p)		$779,000	$842,993
Home Depot, Inc., 3.625%, 4/15/2052		112,000	83,631
Macy’s Retail Holdings LLC, 5.875%, 3/15/2030 (n)		42,000	42,102
Macy's Retail Holdings LLC, 7.375%, 8/01/2033 (n)		577,000	607,106
Mavis Tire Express Services Corp., 6.5%, 5/15/2029 (n)		487,000	482,830
Maxeda DIY Holding B.V., 5.875%, 10/01/2026	EUR	345,000	345,961
Penske Automotive Group Co., 3.75%, 6/15/2029		$659,000	637,156
			$3,041,779
Specialty Chemicals – 0.0%
Linde PLC, 3.75%, 11/20/2038	EUR	100,000	$115,541
Specialty Stores – 0.8%
Carvana Co., 9%, 6/01/2031 (n)(p)		$1,316,000	$1,480,066
DICK'S Sporting Goods, 4.1%, 1/15/2052		53,000	39,241
Michael Cos., Inc., 5.25%, 5/01/2028 (n)		306,000	288,334
Michael Cos., Inc., 7.875%, 5/01/2029 (n)		434,000	393,965
			$2,201,606
Supermarkets – 1.0%
Albertsons Cos. LLC/Safeway, Inc., 5.5%, 3/31/2031 (n)		$236,000	$239,225
Albertsons Cos. LLC/Safeway, Inc., 6.25%, 3/15/2033 (n)		1,271,000	1,316,135
KeHE Distributors LLC/KeHE Finance Corp., 9%, 2/15/2029 (n)		963,000	1,006,073
Kroger Co., 5.5%, 9/15/2054		56,000	54,601
Tesco Corporate Treasury Services PLC, 5.125%, 5/22/2034	GBP	100,000	129,841
			$2,745,875
Supranational – 0.3%
European Union, 4%, 10/12/2055	EUR	345,000	$400,071
International Bank for Reconstruction and Development, 4.125%, 10/22/2030	GBP	375,000	499,702
			$899,773
Telecommunications - Wireless – 1.0%
Altice France S.A., 9.5%, 11/01/2029 (n)		$265,684	$272,675
Altice France S.A., 6.875%, 10/15/2030 (n)		603,758	594,906
Altice France S.A., 6.5%, 4/15/2032 (n)		154,020	149,850
America Movil B.V., 3%, 9/30/2030	EUR	100,000	115,900
Millicom International Cellular S.A., 5.125%, 1/15/2028		$635,400	631,918
T-Mobile USA, Inc., 3.875%, 4/15/2030		54,000	53,192
T-Mobile USA, Inc., 5.05%, 7/15/2033		60,000	61,603
T-Mobile USA, Inc., 5.75%, 1/15/2034		26,000	27,737
WP/AP Telecom Holdings III B.V., 5.5%, 1/15/2030	EUR	100,000	116,542

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – continued
Zegona Finance PLC, 6.75%, 7/15/2029 (n)	EUR	90,000	$109,790
Zegona Finance PLC, 8.625%, 7/15/2029 (n)		$537,000	568,890
			$2,703,003
Telephone Services – 0.8%
Deutsche Telekom AG, 3.625%, 2/03/2045	EUR	30,000	$32,393
Level 3 Financing, Inc., 3.875%, 10/15/2030 (n)		$448,047	400,899
Level 3 Financing, Inc., 6.875%, 6/30/2033 (n)		316,769	322,593
Level 3 Financing, Inc., 7%, 3/31/2034 (n)		292,284	299,369
TELUS Corp., 2.85%, 11/13/2031	CAD	151,000	103,360
Uniti Group/CSL Capital Co., 6.5%, 2/15/2029 (n)		$587,000	557,159
Uniti Group/CSL Capital Co., 8.625%, 6/15/2032 (n)		428,000	410,400
			$2,126,173
Tobacco – 0.3%
Philip Morris International, Inc., 4.75%, 11/01/2031		$76,000	$77,703
Turning Point Brands, Inc., 7.625%, 3/15/2032 (n)		731,000	778,741
			$856,444
Transportation - Services – 0.5%
Aeroporti Di Roma S.p.A, 3.625%, 6/15/2032	EUR	100,000	$116,783
Avis Budget Finance PLC, 7.25%, 7/31/2030 (n)		517,000	618,995
Avis Budget Finance PLC, 7.25%, 7/31/2030		100,000	119,728
Edge Finco PLC, 8.125%, 8/15/2031	GBP	114,000	159,290
Element Fleet Management Corp., 6.271%, 6/26/2026 (n)		$60,000	60,556
Element Fleet Management Corp., 6.319%, 12/04/2028 (n)		38,000	40,099
Heathrow Funding Ltd., 3.875%, 1/16/2036	EUR	100,000	114,807
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)		$494,697	170,670
Transurban Finance Co. Pty Ltd., 4.033%, 11/26/2037	EUR	100,000	116,755
			$1,517,683
U.S. Treasury Obligations – 23.3%
U.S. Treasury Bonds, 1.125%, 8/15/2040 (f)		$15,886,000	$10,173,866
U.S. Treasury Bonds, 3.875%, 5/15/2043		7,560,000	6,921,535
U.S. Treasury Bonds, 4.875%, 8/15/2045		57,000	58,781
U.S. Treasury Bonds, 4.75%, 11/15/2053		4,782,000	4,830,567
U.S. Treasury Notes, 4.125%, 8/31/2030		9,495,000	9,709,379
U.S. Treasury Notes, 3.625%, 9/30/2030		3,301,000	3,304,095
U.S. Treasury Notes, 4.875%, 10/31/2030		5,878,000	6,209,556
U.S. Treasury Notes, 2.75%, 8/15/2032 (f)		15,651,000	14,708,883
U.S. Treasury Notes, 4%, 2/15/2034		6,998,000	7,053,219
U.S. Treasury Notes, 4.625%, 2/15/2035		2,210,000	2,321,104

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 4.25%, 5/15/2035		$295,000	$301,084
			$65,592,069
Utilities - Electric Power – 4.2%
AEP Transmission Co. LLC, 5.375%, 6/15/2035		$56,000	$58,267
Algonquin Power & Utilities Corp., 5.365%, 6/15/2026		28,000	28,141
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		86,000	77,764
Amprion GmbH, 3.875%, 6/05/2036	EUR	100,000	116,731
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043		$20,000	19,442
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053		17,000	14,573
Bruce Power LP, 2.68%, 12/21/2028	CAD	82,000	58,036
Bruce Power LP, 4.27%, 12/21/2034		93,000	67,204
Calpine Corp., 4.5%, 2/15/2028 (n)		$372,000	371,251
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)		958,000	892,627
ContourGlobal Power Holdings S.A., 5%, 2/28/2030 (n)	EUR	100,000	118,606
ContourGlobal Power Holdings S.A., 6.75%, 2/28/2030 (n)		$200,000	205,750
Duke Energy Carolinas LLC, 4.95%, 1/15/2033		20,000	20,712
Duke Energy Florida LLC, 6.2%, 11/15/2053		72,000	78,750
E.ON International Finance B.V., 3.5%, 9/03/2035	EUR	110,000	126,879
E.ON International Finance B.V., 5.875%, 10/30/2037	GBP	50,000	67,357
Elia Transmission Belgium S.A., 3.5%, 10/08/2035	EUR	100,000	115,019
Enel Finance International N.V., 2.5%, 7/12/2031 (n)		$200,000	180,410
Energuate Trust, 6.35%, 9/15/2035 (n)		474,000	471,935
ENGIE Energia Chile S.A., 6.375%, 4/17/2034 (n)		200,000	213,422
EPH Financing International A.S., 4.625%, 7/02/2032	EUR	100,000	118,844
Eversource Energy, 4.45%, 12/15/2030		$27,000	26,929
Eversource Energy, 5.5%, 1/01/2034		55,000	56,853
Florida Power & Light Co., 2.875%, 12/04/2051		46,000	29,979
Georgia Power Co., 4.95%, 5/17/2033		55,000	56,314
Hawaiian Electric Co., Inc., 6%, 10/01/2033 (n)		645,000	653,086
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		28,000	25,254
National Grid North America, Inc., 3.917%, 6/03/2035	EUR	100,000	117,228
Northern States Power Co. of Minnesota, 5.05%, 5/15/2035		$56,000	57,597
NRG Energy, Inc., 5.75%, 1/15/2034 (n)		601,000	605,818
NRG Energy, Inc., 6%, 1/15/2036 (n)		873,000	886,612
Oncor Electric Delivery Co. LLC, 5.35%, 4/01/2035 (n)		65,000	67,657
Pacific Gas & Electric Co., 6.1%, 1/15/2029		18,000	18,815
Pacific Gas & Electric Co., 6.4%, 6/15/2033		17,000	18,449
PG&E Corp., 5.25%, 7/01/2030		1,322,000	1,309,421
PG&E Corp., 7.375% to 3/15/2030, FLR (CMT - 5yr. + 3.883%) to 3/15/2055		297,000	307,055
PPL Electric Utilities Corp. 1st Mortgage, 5.25%, 5/15/2053		76,000	74,452
PSEG Power LLC, 5.2%, 5/15/2030 (n)		79,000	81,066

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)		$576,300	$594,453
Talen Energy Supply LLC, 6.25%, 2/01/2034 (n)		515,000	524,746
Talen Energy Supply LLC, 6.5%, 2/01/2036 (n)		287,000	296,725
Terna Rete Elettrica Nazionale S.p.A., 3%, 7/22/2031	EUR	100,000	115,263
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		$176,000	174,357
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)		703,000	701,770
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)		157,000	150,932
Xcel Energy, Inc., 4.6%, 6/01/2032		19,000	18,983
Xcel Energy, Inc., 5.6%, 4/15/2035		10,000	10,414
XPLR Infrastructure Operating Partners LP, 4.5%, 9/15/2027 (n)		361,000	354,676
XPLR Infrastructure Operating Partners LP, 7.25%, 1/15/2029 (n)		536,000	549,309
XPLR Infrastructure Operating Partners LP, 8.375%, 1/15/2031 (n)		407,000	426,500
XPLR Infrastructure Operating Partners LP, 8.625%, 3/15/2033 (n)		135,000	141,153
			$11,873,586
Utilities - Gas – 0.4%
APA Infrastructure Ltd., 5.125%, 9/16/2034 (n)		$47,000	$47,834
APA Infrastructure Ltd., 2.5%, 3/15/2036	GBP	100,000	100,435
APA Infrastructure Ltd., 5.75%, 9/16/2044 (n)		$23,000	23,306
EP Infrastructure A.S., 2.045%, 10/09/2028	EUR	709,000	795,486
EP Infrastructure A.S., 4.125%, 2/27/2033		100,000	115,282
Spire, Inc., 6.25%, 6/01/2056		$79,000	78,391
			$1,160,734
Utilities - Water – 0.0%
Severn Trent Utilities Finance PLC, 3.875%, 8/04/2035	EUR	100,000	$116,038
Total Bonds (Identified Cost, $366,397,855)			$367,961,305
Common Stocks – 0.0%
Oil Services – 0.0%
LTRI Holdings LP (a)(u) (Identified Cost, $121,371)		615	$114,783

	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a) (Identified Cost, $0)	GBP 1.14	N/A	6,125	$2,393

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Mutual Funds (h) – 1.8%
Money Market Funds – 1.8%
MFS Institutional Money Market Portfolio, 4.01% (v) (Identified Cost, $4,960,581)	4,960,575	$4,961,567

Underlying/Expiration Date/Exercise Price (Rate)	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.0%
OTC Swaptions – 0.0%
iTraxx Europe Main Series 44 Index Credit Default Swap - Fund pays 1%, Fund receives notional amount upon a defined credit event of an index constituent – 1/21/2026 @ 0.6% (Premiums Paid, $69,476)	Put	BNP Paribas	$24,720,000	N/A	$24,301

Written Options (see table below) – (0.0)%
(Premiums Received, $39,659)	$(12,171)

Other Assets, Less Liabilities – (32.6)%	(91,696,732)
Net Assets – 100.0%	$281,355,446

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were
$4,961,567 and $368,102,782, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $217,445,384, representing 77.3% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)
The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security.

Portfolio of Investments – continued
(z)
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Petra Diamonds US$ Treasury PLC, 9.75%, 3/08/2030	3/09/21-6/22/22	$302,455	$178,660
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CFRR	China Fixing Repo Rate
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
CPI-U	Consumer Price Index - Urban Consumers
EURIBOR	Euro Interbank Offered Rate
FLR
Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

HICP	Harmonized Index of Consumer Prices
ICE	Intercontinental Exchange
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
SGD	Singapore Dollar

Portfolio of Investments – continued
THB	Thai Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 11/30/25
Written Options
Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives
OTC Swaptions
iTraxx Europe Main Series 44 Index Credit Default Swap - Fund pays 1%, Fund receives notional amount upon a defined credit event of an index constituent	Put	BNP Paribas	N/A	$(24,720,000)	0.7%	1/21/2026	$(12,171)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	453,861	USD	293,331	Barclays Bank PLC	1/16/2026	$4,112
BRL	3,051,422	USD	556,025	Barclays Bank PLC	2/03/2026	7,463
CAD	259,918	USD	186,236	Citibank N.A.	1/16/2026	191
CAD	104,339	USD	74,558	State Street Corp.	1/16/2026	280
CAD	837,485	USD	598,924	UBS AG	1/16/2026	1,761
CHF	363,043	USD	452,034	State Street Corp.	1/16/2026	2,425
CLP	315,498,483	USD	338,931	Citibank N.A.	2/19/2026	1,189
CLP	335,543,540	USD	361,528	JPMorgan Chase Bank N.A.	2/19/2026	202
CNH	698,591	USD	98,328	State Street Corp.	1/16/2026	785
CZK	753,148	USD	35,999	JPMorgan Chase Bank N.A.	1/16/2026	182
CZK	14,556,594	USD	691,944	State Street Corp.	1/16/2026	7,347
EUR	816,612	USD	944,974	Citibank N.A.	1/16/2026	4,877
EUR	319,405	USD	369,583	JPMorgan Chase Bank N.A.	1/16/2026	1,937
EUR	615,423	USD	710,505	State Street Corp.	1/16/2026	5,331
GBP	101,307	USD	131,924	Goldman Sachs International	1/16/2026	2,176
GBP	362,871	USD	478,588	HSBC Bank	1/16/2026	1,744
HUF	13,257,408	USD	39,149	Merrill Lynch International	1/16/2026	1,076
IDR	69,241,082	USD	4,153	Citibank N.A.	1/30/2026	2
IDR	6,956,547,000	USD	415,068	JPMorgan Chase Bank N.A.	1/30/2026	2,403
JPY	2,971,804	USD	19,080	HSBC Bank	1/16/2026	30
MXN	6,413,676	USD	343,143	Barclays Bank PLC	1/16/2026	5,683
MXN	7,033,670	USD	376,164	Goldman Sachs International	1/16/2026	6,381

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
NZD	217,644	USD	124,678	HSBC Bank	1/16/2026	$476
PEN	983,694	USD	289,305	Barclays Bank PLC	1/22/2026	2,846
SGD	327,209	USD	253,213	Barclays Bank PLC	1/16/2026	142
SGD	621,874	USD	480,597	State Street Corp.	1/16/2026	916
TRY	11,916,155	USD	269,967	BNP Paribas	1/16/2026	526
TRY	7,560,926	USD	169,754	JPMorgan Chase Bank N.A.	1/16/2026	1,876
ZAR	4,048,100	USD	235,641	Citibank N.A.	1/16/2026	135
ZAR	1,250,806	USD	71,725	Deutsche Bank AG	1/16/2026	1,126
ZAR	1,262,136	USD	72,020	Merrill Lynch International	1/16/2026	1,492
ZAR	9,114,469	USD	527,895	State Street Corp.	1/16/2026	2,965
USD	72,507	CHF	57,495	JPMorgan Chase Bank N.A.	1/16/2026	534
USD	361,786	CHF	287,888	Merrill Lynch International	1/16/2026	1,407
USD	283,131	CHF	225,830	State Street Corp.	1/16/2026	436
USD	28,279,173	EUR	24,235,487	Deutsche Bank AG	1/16/2026	89,380
USD	168,055	EUR	144,211	HSBC Bank	1/16/2026	315
USD	189,485	EUR	162,045	JPMorgan Chase Bank N.A.	1/16/2026	1,001
USD	965,889	EUR	826,363	State Street Corp.	1/16/2026	4,695
USD	50,777	GBP	37,813	Goldman Sachs International	1/16/2026	724
USD	181,281	GBP	135,922	HSBC Bank	1/16/2026	1,362
USD	7,643,773	GBP	5,748,842	JPMorgan Chase Bank N.A.	1/16/2026	34,036
USD	179,388	GBP	133,949	UBS AG	1/16/2026	2,079
USD	393,564	JPY	59,276,176	HSBC Bank	1/16/2026	12,369
USD	2,340,529	JPY	352,186,652	JPMorgan Chase Bank N.A.	1/16/2026	75,677
USD	1,263,222	KRW	1,807,090,440	Barclays Bank PLC	1/16/2026	31,606
USD	323,559	KRW	474,330,000	BNP Paribas	1/16/2026	282
USD	372,681	KRW	537,404,273	Citibank N.A.	1/16/2026	6,414
USD	3,060,841	KRW	4,335,976,013	JPMorgan Chase Bank N.A.	1/16/2026	105,673
USD	204,242	NOK	2,064,038	HSBC Bank	1/16/2026	278
USD	418,008	NZD	724,717	State Street Corp.	1/16/2026	1,268
USD	490,480	SGD	632,207	State Street Corp.	1/16/2026	966
						$440,579
Liability Derivatives
AUD	571,786	USD	378,279	JPMorgan Chase Bank N.A.	1/16/2026	$(3,552)
AUD	2,218,249	USD	1,456,100	State Street Corp.	1/16/2026	(2,346)
CAD	252,311	USD	180,976	Citibank N.A.	1/16/2026	(7)
CAD	304,006	USD	218,905	JPMorgan Chase Bank N.A.	1/16/2026	(857)
CAD	434,918	USD	312,037	State Street Corp.	1/16/2026	(92)
CAD	3,703,308	USD	2,658,161	UBS AG	1/16/2026	(1,965)
CHF	203,158	USD	256,162	Citibank N.A.	1/16/2026	(1,847)
EUR	102,860	USD	119,672	HSBC Bank	1/16/2026	(30)
EUR	7,723,089	USD	9,014,844	JPMorgan Chase Bank N.A.	1/16/2026	(31,641)
EUR	249,335	USD	291,394	State Street Corp.	1/16/2026	(1,377)
GBP	1,388,141	USD	1,845,663	Citibank N.A.	1/16/2026	(8,182)
INR	61,866,144	USD	693,198	JPMorgan Chase Bank N.A.	1/30/2026	(3,812)
JPY	123,645,304	USD	821,740	JPMorgan Chase Bank N.A.	1/16/2026	(26,598)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
JPY	27,286,293	USD	179,645	State Street Corp.	1/16/2026	$(4,171)
KRW	746,604,115	USD	529,206	JPMorgan Chase Bank N.A.	1/16/2026	(20,361)
NOK	861,673	USD	86,340	Barclays Bank PLC	1/16/2026	(1,191)
NOK	4,809,976	USD	477,580	Merrill Lynch International	1/16/2026	(2,268)
NZD	360,143	USD	207,782	Citibank N.A.	1/16/2026	(686)
USD	1,566,008	AUD	2,423,033	Barclays Bank PLC	1/16/2026	(21,954)
USD	107,396	AUD	166,081	JPMorgan Chase Bank N.A.	1/16/2026	(1,447)
USD	506,142	AUD	775,671	State Street Corp.	1/16/2026	(2,202)
USD	497,744	BRL	2,731,578	Barclays Bank PLC	2/03/2026	(6,681)
USD	236,936	BRL	1,299,000	Citibank N.A.	2/03/2026	(2,943)
USD	1,572,595	BRL	8,512,000	Goldman Sachs International	12/31/2025	(11,990)
USD	7,060,587	CAD	9,873,737	State Street Corp.	1/16/2026	(21,347)
USD	571,472	CNH	4,054,424	Merrill Lynch International	1/16/2026	(3,749)
USD	2,591,857	CNH	18,414,367	State Street Corp.	1/16/2026	(20,679)
USD	356,287	CZK	7,461,175	Deutsche Bank AG	1/16/2026	(2,144)
USD	337,401	CZK	7,110,956	HSBC Bank	1/16/2026	(4,205)
USD	35,922	CZK	755,386	JPMorgan Chase Bank N.A.	1/16/2026	(367)
USD	116,232	EUR	100,000	Barclays Bank PLC	1/16/2026	(84)
USD	908,629	EUR	784,332	Citibank N.A.	1/16/2026	(3,677)
USD	347,015	EUR	299,163	HSBC Bank	1/16/2026	(960)
USD	822,762	EUR	708,266	JPMorgan Chase Bank N.A.	1/16/2026	(1,066)
USD	1,962,309	EUR	1,693,095	State Street Corp.	1/16/2026	(7,035)
USD	700,962	GBP	535,464	Citibank N.A.	1/16/2026	(7,832)
USD	129,840	GBP	99,689	HSBC Bank	1/16/2026	(2,118)
USD	1,330,547	GBP	1,014,973	State Street Corp.	1/16/2026	(12,971)
USD	414,911	IDR	6,924,444,441	JPMorgan Chase Bank N.A.	1/30/2026	(634)
USD	286,292	JPY	44,668,220	Barclays Bank PLC	1/16/2026	(961)
USD	526,000	JPY	82,357,058	HSBC Bank	1/16/2026	(3,624)
USD	675,129	JPY	105,261,686	JPMorgan Chase Bank N.A.	1/16/2026	(1,791)
USD	281,553	KRW	413,725,529	BNP Paribas	1/16/2026	(421)
USD	28,417	MXN	528,181	Goldman Sachs International	1/16/2026	(309)
USD	353,347	MXN	6,655,422	State Street Corp.	1/16/2026	(8,626)
USD	360,173	NOK	3,674,151	Citibank N.A.	1/16/2026	(2,900)
USD	364,814	NOK	3,737,892	Goldman Sachs International	1/16/2026	(4,557)
USD	211,314	THB	6,836,000	JPMorgan Chase Bank N.A.	1/16/2026	(1,837)
USD	552,352	ZAR	9,715,760	Merrill Lynch International	1/16/2026	(13,529)
USD	1,178,589	ZAR	20,483,067	State Street Corp.	1/16/2026	(14,419)
						$(300,042)

Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Australian Bond 3 yr	Short	AUD	42	$2,912,673	December – 2025	$19,733
Euro-BTP 10 yr	Long	EUR	11	1,548,681	December – 2025	29,969
Euro-Schatz 2 yr	Short	EUR	129	16,007,738	December – 2025	15,511
U.S. Treasury Bond 30 yr	Long	USD	4	469,750	March – 2026	485
						$65,698
Liability Derivatives
Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	20	$1,759,868	March – 2026	$(487)
Euro-Bobl 5 yr	Short	EUR	13	1,778,686	December – 2025	(2,607)
Euro-Bund 10 yr	Long	EUR	2	299,001	December – 2025	(875)
Euro-Bund 10 yr	Long	EUR	3	449,651	March – 2026	(147)
Euro-Buxl 30 yr	Short	EUR	3	396,024	December – 2025	(7,526)
Long Gilt 10 yr	Short	GBP	7	849,084	March – 2026	(7,437)
U.S. Treasury Note 10 yr	Short	USD	119	13,487,906	March – 2026	(2,297)
U.S. Treasury Note 2 yr	Long	USD	23	4,803,766	March – 2026	(1,161)
U.S. Treasury Note 5 yr	Short	USD	341	37,430,078	March – 2026	(4,501)
U.S. Treasury Ultra Note 10 yr	Short	USD	29	3,369,891	March – 2026	(5,660)
						$(32,698)

Portfolio of Investments – continued

Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
11/18/29	CNY	15,300,000	centrally cleared	1.6445% / Quarterly	CFRR / Quarterly	$7,004	$—	$7,004
Inflation Swaps
10/14/26	USD	9,700,000	centrally cleared	3.17% / At Maturity	CPI-U / At Maturity	$38,703	$—	$38,703
6/15/30	EUR	1,300,000	centrally cleared	HICP / At Maturity	1.8312% / At Maturity	4,652	—	4,652
						$43,355	$—	$43,355
						$50,359	$—	$50,359
Liability Derivatives
Interest Rate Swaps
12/13/29	CNY	4,800,000	centrally cleared	1.49% / Quarterly	CFRR / Quarterly	$(2,041)	$9	$(2,032)
11/26/30	CNY	5,300,000	centrally cleared	1.5772% / Quarterly	CFRR / Quarterly	(163)	—	(163)
						$(2,204)	$9	$(2,195)
Inflation Swaps
10/14/28	USD	9,700,000	centrally cleared	CPI-U / At Maturity	2.74% / At Maturity	$(67,797)	$—	$(67,797)
						$(70,001)	$9	$(69,992)
At November 30, 2025, the fund had liquid securities with an aggregate value of $1,227,294 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 11/30/25
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $366,588,702)	$368,102,782
Investments in affiliated issuers, at value (identified cost, $4,960,581)	4,961,567
Cash	115,550
Foreign currency, at value (identified cost, $10,399)	10,335
Receivables for
Net daily variation margin on open cleared swap agreements	2,819
Forward foreign currency exchange contracts	440,579
Net daily variation margin on open futures contracts	78,497
Investments sold	263,002
Interest	5,082,682
Other assets	3,453
Total assets	$379,061,266
Liabilities
Notes payable	$95,000,000
Payables for
Distributions	168,062
Forward foreign currency exchange contracts	300,042
Investments purchased	1,561,785
When-issued investments purchased	270,948
TBA purchase commitments	42,394
Written options (premiums received, $39,659)	12,171
Payable to affiliates
Investment adviser	24,607
Administrative services fee	639
Transfer agent and dividend disbursing costs	2,729
Payable for independent Trustees' compensation	3
Accrued interest expense	38,916
Deferred foreign capital gains tax expense payable	112,348
Accrued expenses and other liabilities	171,176
Total liabilities	$97,705,820
Net assets	$281,355,446

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$330,000,610
Total distributable earnings (loss)	(48,645,164)
Net assets	$281,355,446
Shares of beneficial interest outstanding (unlimited number of shares authorized)	41,688,435
Net asset value per share (net assets of $281,355,446 / 41,688,435 shares of beneficial interest outstanding)	$6.75
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 11/30/25
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$21,915,741
Dividends from affiliated issuers	371,003
Dividends from unaffiliated issuers	53,706
Foreign taxes withheld	3,380
Other	195
Total investment income	$22,344,025
Expenses
Management fee	$1,701,685
Transfer agent and dividend disbursing costs	48,974
Administrative services fee	47,502
Independent Trustees' compensation	12,028
Stock exchange fee	40,637
Custodian fee	83,222
Shareholder communications	110,751
Audit and tax fees	107,036
Legal fees	6,502
Interest expense and fees	5,125,492
Miscellaneous	63,719
Total expenses	$7,347,548
Net investment income (loss)	$14,996,477

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,539,361)
Affiliated issuers	1,056
Futures contracts	(1,032,195)
Swap agreements	67,276
Forward foreign currency exchange contracts	(167,439)
Foreign currency	(46,393)
Net realized gain (loss)	$(2,717,056)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $135 increase in deferred foreign capital gains tax)	$6,846,186
Affiliated issuers	596
Written options	27,488
Futures contracts	119,859
Swap agreements	(33,350)
Forward foreign currency exchange contracts	(1,693,759)
Translation of assets and liabilities in foreign currencies	11,171
Net unrealized gain (loss)	$5,278,191
Net realized and unrealized gain (loss)	$2,561,135
Change in net assets from operations	$17,557,612
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	11/30/25	11/30/24
Change in net assets
From operations
Net investment income (loss)	$14,996,477	$14,323,899
Net realized gain (loss)	(2,717,056)	(8,786,198)
Net unrealized gain (loss)	5,278,191	24,403,251
Change in net assets from operations	$17,557,612	$29,940,952
Distributions to shareholders	$(13,783,323)	$(16,251,655)
Tax return of capital distributions to shareholders	$(8,678,127)	$(6,761,763)
Change in net assets from fund share transactions	$(293,044)	$(3,849,950)
Total change in net assets	$(5,196,882)	$3,077,584
Net assets
At beginning of period	286,552,328	283,474,744
At end of period	$281,355,446	$286,552,328
See Notes to Financial Statements

Financial Statements
Statement of Cash Flows
Year ended 11/30/25
This statement provides a summary of cash flows from investment activity for the fund.
Cash flows from operating activities:
Change in net assets from operations	$17,557,612
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(220,685,079)
Proceeds from disposition of investment securities	228,988,648
Proceeds from disposition of short-term investments, net	2,693,800
Realized gain/loss on investments	1,539,361
Unrealized appreciation/depreciation on investments	(6,846,917)
Unrealized appreciation/depreciation on foreign currency contracts	1,693,759
Unrealized appreciation/depreciation on swaps	33,350
Net amortization/accretion of income	(1,806,213)
Increase in interest receivable	(199,744)
Decrease in accrued expenses and other liabilities	(14,670)
Increase in receivable for net daily variation margin on open futures contracts	(78,497)
Decrease in payable for net daily variation margin on open futures contracts	(33,709)
Increase in other assets	(6)
Increase in interest payable	9,505
Net cash provided by operating activities	$22,851,200
Cash flows from financing activities:
Distributions paid in cash	$(22,469,320)
Repurchase of shares of beneficial interest	(293,044)
Net cash used by financing activities	$(22,762,364)
Net increase in cash and restricted cash	$88,836
Cash and restricted cash:
Beginning of period (including foreign currency of $18,937)	$37,049
End of period (including foreign currency of $10,335)	$125,885
Supplemental disclosure of cash flow information:
Cash paid during the year ended November 30, 2025 for interest was $5,115,987.
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
	11/30/25	11/30/24	11/30/23	11/30/22	11/30/21
Net asset value, beginning of period	$6.87	$6.69	$6.83	$8.29	$8.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.34	$0.33	$0.33	$0.35
Net realized and unrealized gain (loss)	0.06	0.38	0.05	(1.20)	(0.26)
Total from investment operations	$0.42	$0.72	$0.38	$(0.87)	$0.09
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.39)	$(0.27)	$(0.42)	$(0.42)
From tax return of capital	(0.21)	(0.16)	(0.27)	(0.18)	(0.28)
Total distributions declared to shareholders	$(0.54)	$(0.55)	$(0.54)	$(0.60)	$(0.70)
Net increase from repurchase of capital shares	$0.00 (w)	$0.01	$0.02	$0.01	$—
Net asset value, end of period (x)	$6.75	$6.87	$6.69	$6.83	$8.29
Market value, end of period	$6.35	$6.32	$6.09	$6.87	$8.44
Total return at market value (%)	9.41	12.94	(3.34)	(11.33)	7.27
Total return at net asset value (%) (j)(s)(x)	6.91	11.85	6.80	(10.26)	0.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses	2.62	2.87	2.70	1.37	0.91
Net investment income (loss)	5.35	4.97	4.82	4.56	4.06
Portfolio turnover rate	65	76	73	81	112
Net assets at end of period (000 omitted)	$281,355	$286,552	$283,475	$300,578	$368,967
Supplemental Ratios (%):
Ratios of expenses to average net assets excluding interest expense and fees	0.79	0.76	0.76	0.74	0.71
Senior Securities:
Total notes payable outstanding (000 omitted)	$95,000	$95,000	$95,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$3,962	$4,016	$3,984	$4,006	$4,690

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)
Calculated by subtracting the fund's total liabilities (not including notes payable) from the fund's total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)
The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, geopolitical, and economic instability than developed markets.
Operating Segments — In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund's adviser acts as the segment’s CODM. The fund’s total returns,

Notes to Financial Statements  - continued
expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an

Notes to Financial Statements  - continued
evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Funds traded on a recognized securities exchange (such as Exchange Traded Funds or Closed End Funds) are generally valued at the official closing price on their primary market or exchange as provided by a third-party pricing service. If no sales are reported that day for these funds, generally they will be valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, swap agreements, and written options. The following is a summary of the levels used as of November 30, 2025 in valuing the fund's assets and liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$—	$114,783	$114,783
United Kingdom	—	2,393	—	2,393
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	65,592,069	—	65,592,069
Non - U.S. Sovereign Debt	—	59,946,430	—	59,946,430
Municipal Bonds	—	693,402	—	693,402
U.S. Corporate Bonds	—	179,851,157	—	179,851,157
Residential Mortgage-Backed Securities	—	7,002,628	—	7,002,628
Commercial Mortgage-Backed Securities	—	4,517,552	—	4,517,552
Asset-Backed Securities (including CDOs)	—	2,894,068	—	2,894,068
Foreign Bonds	—	47,463,999	—	47,463,999
Purchased Options	—	24,301	—	24,301
Investment Companies	4,961,567	—	—	4,961,567
Total	$4,961,567	$367,987,999	$114,783	$373,064,349
Other Financial Instruments
Futures Contracts – Assets	$65,698	$—	$—	$65,698
Futures Contracts – Liabilities	(32,698)	—	—	(32,698)
Forward Foreign Currency Exchange Contracts – Assets	—	440,579	—	440,579
Forward Foreign Currency Exchange Contracts – Liabilities	—	(300,042)	—	(300,042)
Swap Agreements – Assets	—	50,359	—	50,359
Swap Agreements – Liabilities	—	(69,992)	—	(69,992)
Written Options - Liabilities	—	(12,171)	—	(12,171)
For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements  - continued
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 11/30/24	$139,956
Change in unrealized appreciation or depreciation	74,856
Partial liquidation proceeds	(100,029)
Balance as of 11/30/25	$114,783
The net change in unrealized appreciation or depreciation from investments held as level 3 at November 30, 2025 is $74,856. At November 30, 2025, the fund held one level 3 security.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury.  The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index.  These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount.  The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater.  Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the

Notes to Financial Statements  - continued
daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2025 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Credit	Written Option Contracts	$—	$(12,171)
Credit	Purchased Option Contracts	24,301	—
Interest Rate	Futures Contracts	65,698	(32,698)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	440,579	(300,042)
Interest Rate	Cleared Swap Agreements	50,359	(69,992)
Total		$580,937	$(414,903)
(a)
 The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the
Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2025 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(1,032,195)	$55,363	$—	$—
Foreign Exchange	—	—	(167,439)	—
Credit	—	11,913	—	(26,602)
Total	$(1,032,195)	$67,276	$(167,439)	$(26,602)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2025 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$119,859	$(25,011)	$—	$—	$—
Foreign Exchange	—	—	(1,693,759)	—	—
Credit	—	(8,339)	—	(9,223)	27,488
Total	$119,859	$(33,350)	$(1,693,759)	$(9,223)	$27,488

Notes to Financial Statements  - continued
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For exchange-traded and cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the exchange or clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the exchange or clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for exchange-traded or cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase.  At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
A written swaption represents an option that if exercised by the buyer, obligates the fund as option writer to enter into a pre-defined credit default swap agreement with the counterparty at a specified rate at a specified date or within a specified period of time. The fund enters into swaptions primarily to preserve a return or spread on a particular investment or portion of the fund’s investments, to adjust the fund’s sensitivity to underlying risk factors or to protect against an increase or decrease in the price of securities.

Notes to Financial Statements  - continued
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
A purchased swaption represents an option that gives the fund as purchaser the right, but not the obligation, to enter into a pre-defined credit default swap agreement with the counterparty at a specified rate at a specified date or within a specified period of time. The fund enters into swaptions primarily to preserve a return or spread on a particular investment or portion of the fund’s investments, to adjust the fund’s sensitivity to underlying risk factors or to protect against an increase or decrease in the price of securities.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement

Notes to Financial Statements  - continued
between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master

Notes to Financial Statements  - continued
Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or

Notes to Financial Statements  - continued
sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the  Statement of Operations.
The fund entered into inflation swap agreements in order to manage its exposure to inflation risk.  Inflation swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two rates applied to a notional principal amount. The two rates exchanged are generally a fixed rate and a floating rate based on an inflation index.
Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the fund's Statement of Assets and Liabilities includes cash on hand at the fund's custodian bank and does not include any short-term investments. Restricted cash is presented in the fund's Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives and represents cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities with that shown in the Statement of Cash Flows:
11/30/25
Cash	$125,885
Restricted cash	—
Restricted cash included in deposits with brokers	—
Total cash and restricted cash in the Statement of Cash Flows	$125,885
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements  - continued
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal amount, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a To Be Announced (“TBA”) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to

Notes to Financial Statements  - continued
the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities.
To mitigate the counterparty credit risk on To Be Announced (“TBA”) transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions.  The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party.  Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other.  This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for generally a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. The fund employs a managed distribution policy whereby the fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result,

Notes to Financial Statements  - continued
distributions may exceed actual earnings which may result in a tax return of capital. Distributions in any year may include a substantial return of capital component. Please refer to the Financial Highlights for distributions of tax returns of capital made during the prior five years. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and straddle loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 11/30/25	Year ended 11/30/24
Ordinary income (including any short-term capital gains)	$13,783,323	$16,251,655
Tax return of capital (b)	8,678,127	6,761,763
Total distributions	$22,461,450	$23,013,418

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 11/30/25
Cost of investments	$376,561,470
Gross appreciation	9,629,300
Gross depreciation	(12,984,688)
Net unrealized appreciation (depreciation)	$(3,355,388)
Capital loss carryforwards	(45,008,517)
Other temporary differences	(281,259)
Total distributable earnings (loss)	$(48,645,164)
As of November 30, 2025, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(8,904,027)
Long-Term	(36,104,490)
Total	$(45,008,517)

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2025 was equivalent to an annual effective rate of 0.61% of the fund’s average daily net assets.
Transfer Agent — The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2025, fees paid to MFSC amounted to $16,295.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended November 30, 2025 was equivalent to an annual effective rate of 0.0169% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund.  Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended November 30, 2025, purchases and sales of investments, other than short-term obligations and purchased options with an expiration date of less than one year from the time of purchase, were as follows:
	Purchases	Sales
U.S. Government securities	$32,271,820	$27,677,081
Non-U.S. Government securities	206,690,569	217,308,861

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased 49,198 shares of beneficial interest during the year ended November 30, 2025 at an average price per share of $5.96 and a weighted average discount of 9.49% per share. The fund repurchased 614,788 shares of beneficial interest during the year ended November 30, 2024 at an average price per share of $6.26 and a weighted average discount of 8.08% per share. Transactions in fund shares were as follows:
	Year ended 11/30/25		Year ended 11/30/24
	Shares	Amount	Shares	Amount
Capital shares repurchased	(49,198)	$(293,044)	(614,788)	$(3,849,950)
(6) Loan Agreement
The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At November 30, 2025, the fund had outstanding borrowings under this agreement in the amount of $95,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement has no explicit maturity date but may be terminated with appropriate notice by either party. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to the one-month term SOFR (Secured Overnight Financing Rate) plus 0.10% plus an agreed upon spread, or at the option of the borrower, an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $5,107,477 during the period, which is included in “Interest expense and fees” in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund paid a commitment fee of $6,336 during the period, which is included in “Interest expense and fees” in the Statement of Operations.  For the year ended November 30, 2025, the average loan balance was $95,000,000 at a weighted average annual interest rate of 5.38%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. The following were affiliated issuers for the year ended November 30, 2025:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$7,654,771	$137,274,478	$139,969,334	$1,056	$596	$4,961,567

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$371,003	$—
(8) Subsequent Event
On December 10, 2025, the Board of Trustees of the fund approved a proposal to reorganize the fund into MFS Multimarket Income Trust (“MMT”) (the “Reorganization”), subject to the approval of the fund’s shareholders. MMT’s Board of Trustees also approved a proposal to appoint abrdn Inc. (“Aberdeen”) as MMT’s new investment adviser and nominated five new trustees to form a new board for MMT (the “Aberdeen Proposals”); both proposals are subject to the approval of MMT’s shareholders and the satisfaction of certain other conditions agreed to between MFS and Aberdeen. In the event that the fund’s shareholders approve the Reorganization, but MMT’s shareholders do not approve the Aberdeen Proposals, the Reorganization may proceed with MFS remaining MMT’s investment adviser and MMT’s current Board of Trustees remaining in place.
The anticipated date of the special meeting of shareholders to vote on the above proposals is March 11, 2026. Shareholders of the fund as of close of business on December 11, 2025, will receive proxy materials providing further details on the proposals and instructions on how to vote their shares.
For more information about this Reorganization, please see the press release issued by MFS on December 11, 2025 available on www.mfs.com.

Report of Independent Registered Public
Accounting Firm
To the Shareholders and the Board of Trustees of MFS Charter Income Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the “Fund”), including the portfolio of investments, as of November 30, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
January 14, 2026

Results of Shareholder Meeting (unaudited)
At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 2, 2025, the following action was taken:
Item 1: To elect the following individuals as Trustees:
	Number of Shares
Nominee	For	Against/Withheld
Maureen R. Goldfarb	34,935,147.827	855,931.121
Maryanne L. Roepke	34,951,447.827	839,631.121
Paula E. Smith	35,110,218.827	680,860.121
Laurie J. Thomsen	34,935,122.827	855,956.121

Trustees and Officers — Identification
and Background
The Trustees and Officers of the Trust, as of January 1, 2026, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/ Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 59)	Trustee	January 2021	2026	142	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (until 2024); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 71)	Trustee and Chair of Trustees	January 2009	2026	142	Private investor	N/A
Steven E. Buller (age 74)	Trustee	February 2014	2026	142	Private investor	N/A
John A. Caroselli (age 71)	Trustee	March 2017	2027	142	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 70)	Trustee	January 2009	2028	142	Private investor	N/A
Peter D. Jones (age 70)	Trustee	January 2019	2026	142	Private investor	N/A
James W. Kilman, Jr. (age 64)	Trustee	January 2019	2027	142
Burford Capital Limited
(finance and investment
management), Senior
Advisor (since 2021),
Chief Financial Officer
(2019 - 2021); KielStrand
Capital LLC (family office),
Chief Executive Officer
(since 2016)
						N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/ Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 69)	Trustee	March 2017	2027	142	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 69)	Trustee	May 2014	2028	142	Private investor	N/A
Paula E. Smith (age 62)	Trustee	January 2025	2028	142	PricewaterhouseCoopers LLP (accounting), Partner (until June 2023)	N/A
Darrell A. Williams (age 66)	Trustee	January 2025	2026	142
DuSable Group, LLC
(financial advisory and
consulting services),
Founder & Managing
Member (since June
2023), Loop Capital LLC
(investment banking,
brokerage and advisory
services), Managing
Director (2020 – March
2023)
						N/A

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since(h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
William T. Allen (k) (age 58)	Deputy Assistant Treasurer	April 2024	N/A	142	Massachusetts Financial Services Company, Vice President
Brian Balasco (k) (age 48)	Assistant Treasurer	April 2024	N/A	142	Massachusetts Financial Services Company, Vice President
Christopher R. Bohane (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	N/A	142	Massachusetts Financial Services Company, Senior Vice President and Deputy General Counsel
James L. Byrne (k) (age 49)	Assistant Treasurer	April 2024	N/A	142	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/ Officer Since(h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 58)	Deputy Treasurer	April 2017	N/A	142	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 57)	President	July 2005	N/A	142	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 58)	Secretary and Clerk	April 2017	N/A	142	Massachusetts Financial Services Company, Director (since 2026), Executive Vice President, General Counsel and Secretary
Brian E. Langenfeld (k) (age 52)	Assistant Secretary and Assistant Clerk	June 2006	N/A	142	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 49)	Chief Compliance Officer	March 2022	N/A	142
Massachusetts Financial Services
Company, Senior Vice President (since
March 2025), Vice President
(2018-2025), Director of Corporate
Compliance (2018-2021), Senior Director
Compliance (2021-2022), Senior
Managing Director of North American
Compliance & Chief Compliance Officer
(since March 2022)

Amanda S. Mooradian (k) (age 46)	Assistant Secretary and Assistant Clerk	September 2018	N/A	142	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	N/A	142	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 55)	Treasurer	September 2012	N/A	142	Massachusetts Financial Services Company, Senior Vice President
Michael D. Refkofsky (k) (age 46)	Assistant Treasurer	October 2025	N/A	142	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/ Officer Since(h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 51)	Assistant Secretary and Assistant Clerk	October 2014	N/A	142	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
William B. Wilson (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2022	N/A	142	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
(h)
 Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Mr. DiLorenzo served as Treasurer of the Funds. From September 2012 through March 2024, Ms. Phillips served as Assistant Treasurer of the Funds. From April 2017 through March 2024, Mr. Clark served as Assistant Treasurer of the Funds.
(j)
 Directorships or trusteeships of companies required to report to the Securities and Exchange
Commission (i.e., “public companies”).
(k)
 “Interested person” of the Trust within the meaning of the Investment Company Act of 1940
(referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS.  The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Effective January 1, 2026, Messrs. Buller, Caroselli, Jones, Otis, and Ms. Smith are members of the Trust’s Audit Committee.

Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Portfolio Manager(s)	Independent Registered Public Accounting Firm
Robert Spector Neeraj Arora Ward Brown Philipp Burgener David Cole Pilar Gomez-Bravo Andy Li John Mitchell Michael Skatrud Erik Weisman	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Board Review of Investment Advisory
Agreement
MFS Charter Income Trust
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2025 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2024 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of

Board Review of Investment Advisory Agreement - continued
MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2024, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s common shares ranked 23rd out of a total of 30 funds in the Broadridge performance universe for the five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer).  The total return performance of the Fund’s common shares ranked 30th out of a total of 33 funds for the one-year period and 24th out of a total of 33 funds for the three-year period ended December 31, 2024.  Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS.  The Fund outperformed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2024 (one-year: 5.4% total return for the Fund versus 5.1% total return for the benchmark; three-year: 1.5% total return for the Fund versus 0.3% total return for the benchmark; five-year: 2.8% total return for the Fund versus 1.8% total return for the benchmark).  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees observed that there were significant limitations to the usefulness of the comparative data provided by Broadridge, noting that the applicable Broadridge performance universe for the Fund included funds that pursue substantially different investment programs as compared to

Board Review of Investment Advisory Agreement - continued
that pursued by the Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.
The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth.  As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations.  The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2025.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov.  A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Reports and Other Documents” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Additional information about the fund (e.g., performance, dividends and the fund’s price history) is also available at mfs.com/closedendfunds by choosing the fund's name, if any.
INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS
The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2025 income tax forms in January 2026. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal
information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal
information to run their everyday business. In the section below, we list the reasons financial companies can share their customers'
personal information; the reasons MFS chooses to share; and
whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal
law. These measures include procedural, electronic, and
physical safeguards for the protection of the personal
information we collect about you.

How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT, REGISTRAR, AND
DIVIDEND DISBURSING AGENT
CALL
1-800-637-2304
9 a.m. to 5 p.m. Eastern time
WRITE
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
New York Stock Exchange Symbol: MCR

Item 1(b):

A copy of the notice transmitted to the Registrant’s shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code. A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Clarence Otis, Jr., and Paula E. Smith, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Otis, and Smith are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2025 and 2024, audit fees billed to the Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2025	2024
MFS Charter Income Trust	73,765	72,055

For the fiscal years ended November 30, 2025 and 2024, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2025	2024	2025	2024	2025	2024
To MFS Charter Income Trust	14,830	14,482	259	267	0	0

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2025	2024	2025	2024	2025	2024
To MFS and MFS Related	0	0	0	0	245,568	3,600
Entities of MFS Charter Income
Trust*

Fees Billed by E&Y:			Aggregate Fees for Non-audit Services
			2025		2024
To MFS Charter Income Trust, MFS and			511,186		324,289
MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non- audit services rendered to MFS and the MFS Related Entities.

1 The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre- approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Effective January 1, 2026, the members of the Audit Committee are Messrs. Steven E. Buller, John A. Caroselli, Peter D. Jones, Clarence Otis, Jr, and Paula E. Smith.

ITEM 6. INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 10. RENUMERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

This information is disclosed as part of the financial statements included in Item 1 above.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as Ex-99.PROXYPOL.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the "Fund"), is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Officer of MFS; employed in the investment area
			of MFS since 2011
Neeraj Arora	Emerging Markets Debt Instruments Portfolio	2023	Investment Officer of MFS; employed in the investment area
	Manager		of MFS since 2011

Ward Brown	Emerging Markets Debt Instruments Portfolio	2012	Investment Officer of MFS; employed in the investment area
	Manager		of MFS since 2005

Philipp Burgener	Structured Securities Portfolio Manager	2019	Investment Officer of MFS; employed in the investment
			management area of MFS since 2003
David Cole	Below Investment Grade Debt Instruments Portfolio	2006	Investment Officer of MFS; employed in the investment area
	Manager		of MFS since 2004
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Co-Chief Investment Officer-Global Fixed Income of MFS;
			employed in the investment area of MFS since 2013
Andy Li	Investment Grade Debt Instruments Portfolio	2019	Investment Officer of MFS; employed in the investment area
	Manager		of MFS since 2018
John Mitchell	Investment Grade Debt Instruments Portfolio	2023	Investment Officer of MFS; employed in the investment area
	Manager		of MFS since 2003

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio	2018	Investment Officer of MFS; employed in the investment area
	Manager		of MFS since 2013
Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area
			of MFS since 2002

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2024, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus. Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Ms. Pilar Gomez-Bravo, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed- length time periods include the portfolio manager's full tenure on each Fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2024, the following benchmarks were used to measure the following portfolio manager's performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Charter Income Trust	Robert Spector	FTSE World Government Bond Non-Dollar Hedged Index
JPMorgan Emerging Markets Bond Index Global
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
Bloomberg U.S. Credit Index
Bloomberg U.S. Government/Mortgage Bond Index
	Neeraj Arora	JPMorgan Emerging Markets Bond Index Global
	Ward Brown	JPMorgan Emerging Markets Bond Index Global
	Philipp Burgener	Bloomberg U.S. Government/Mortgage Index
	David Cole	Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
	Andy Li	Bloomberg Global Aggregate Credit Index
	John Mitchell	Bloomberg Global Aggregate Credit Index
	Michael Skatrud	Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
	Erik Weisman	FTSE World Government Bond Non-Dollar Hedged Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

With respect to Ms. Pilar Gomez-Bravo, her compensation reflects her broader role within MFS as Co-Chief Investment Officer-Global Fixed Income in addition to being a portfolio manager. Her performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account her broad leadership responsibilities. This performance bonus is in the form of cash and/or a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund's fiscal year ended November 30, 2025. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Robert Spector	N
Neeraj Arora	N
Ward Brown	N
Philipp Burgener	N
David Cole	N
Pilar Gomez-Bravo	N
Andy Li	N
John Mitchell	N
Michael Skatrud	N
Erik Weisman	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub- advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund's fiscal year ended November 30, 2025:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
		Total			Number of
Name	Number of Accounts	Assets	Number of Accounts	Total Assets	Accounts	Total Assets
Robert Spector	8	$3.8 billion	12	$5.5 billion	39	$3.4 billion

Neeraj Arora	11	$20.1 billion	10	$5.2 billion	8	$3.5 billion

Ward Brown	6	$10.2 billion	9	$5.1 billion	7	$3.1 billion

Philipp Burgener	9	$14.0 billion	8	$2.5 billion	4	$1.0 billion

David Cole	14	$14.9 billion	9	$6.7 billion	7	$1.9 billion

Pilar Bravo-Gomez	6	$3.6 billion	11	$4.1 billion	8	$2.3 billion

Andy Li	6	$3.6 billion	9	$4.1 billion	7	$2.3 billion

John Mitchell	9	$10.2 billion	10	$3.6 billion	19	$3.5 billion

Michael Skatrud	13	$14.8 billion	7	$1.6 billion	4	$1.4 billion

Erik Weisman	8	$5.1 billion	9	$2.9 billion	5	$1.9 billion

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust

			(c) Total	(d) Maximum
			Number of	Number (or
	(a) Total number	(b)	Shares	Approximate
Period	of Shares	Average	Purchased as	Dollar Value) of
	Purchased	Price	Part of Publicly	Shares that May
		Paid per	Announced	Yet Be Purchased
		Share	Plans or	under the Plans
			Programs	or Programs

12/01/24-12/31/24	6,618	6.20	6,618	4,021,148
01/01/25-01/31/25	0	N/A	0	4,021,148
02/01/25-02/28/25	0	N/A	0	4,021,148
03/01/25-03/31/25	0	N/A	0	4,021,148
04/01/25-04/30/25	42,580	5.92	42,580	3,978,568
05/01/25-05/31/25	0	N/A	0	3,978,568
06/01/25-06/30/25	0	N/A	0	3,978,568
07/01/25-07/31/25	0	N/A	0	3,978,568
08/01/25-08/31/25	0	N/A	0	3,978,568
09/01/25-09/30/25	0	N/A	0	3,978,568
10/01/25-10/31/25	0	N/A	0	4,118,763
11/01/25-11/30/25	0	N/A	0	4,118,763
Total	49,198	5.96	49,198

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2025 plan year is 4,118,763.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended November 30, 2025, there were no fees or income related to securities lending activities of the Registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant’s independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)Registrant’s Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(e) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as

EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS CHARTER INCOME TRUST

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: January 14, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: January 14, 2026

By (Signature and Title)*

/S/ KASEY L. PHILLIPS

Kasey L. Phillips, Treasurer (Principal Financial Officer and Accounting Officer) Date: January 14, 2026

* Print name and title of each signing officer under his or her signature.